PROSPECTUS   |   JANUARY 30, 2015

Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund II, Inc.

Non-U.S. Stock Portfolios (Class Offered—Exchange Ticker Symbol)	Fixed-Income Taxable Portfolios (Class Offered—Exchange Ticker Symbol)

International Portfolio (International Class–SIMTX) Tax-Managed International Portfolio (Tax-Managed International Class–SNIVX) Emerging Markets Portfolio (Emerging Markets Class–SNEMX)	Short Duration Portfolios U.S. Government Short Duration Portfolio (U.S. Government Short Duration Class–SNGSX) Short Duration Plus Portfolio (Short Duration Plus Class–SNSDX)

Fixed-Income Municipal Portfolios (Class Offered—Exchange Ticker Symbol)	Intermediate Duration Portfolios Intermediate Duration Portfolio (Intermediate Duration Class–SNIDX) Intermediate Duration Institutional Portfolio (Intermediate Duration Institutional Class–SIIDX)
Short Duration Portfolios
Short Duration New York Municipal Portfolio (Short Duration New York Municipal Class–SDNYX)

Short Duration California Municipal Portfolio (Short Duration California Municipal Class–SDCMX) Short Duration Diversified Municipal Portfolio (Short Duration Diversified Municipal Class–SDDMX)	Overlay Portfolios (Classes Offered—Exchange Ticker Symbol) Overlay A Portfolio (Class 1–SAOOX; Class 2–SAOTX)

Intermediate Duration Portfolios

  New York Municipal Portfolio

(New York Municipal Class–SNNYX)

  California Municipal Portfolio

(California Municipal Class–SNCAX)

  Diversified Municipal Portfolio

(Diversified Municipal Class–SNDPX)

Tax–Aware Overlay A Portfolio (Class 1–SATOX; Class 2–SATTX)
Overlay B Portfolio (Class 1–SBOOX; Class 2–SBOTX)
Tax–Aware Overlay B Portfolio (Class 1–SBTOX; Class 2–SBTTX)
Tax–Aware Overlay C Portfolio (Class 1–SCTOX; Class 2–SCTTX)

Tax–Aware Overlay N Portfolio (Class 1–SNTOX; Class 2–SNTTX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guarantee

SUMMARY INFORMATION

NON-U.S. STOCK PORTFOLIOS

International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

International Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

International Class
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.25%
Transfer Agent	0.01%
Other Expenses	0.04%

Total Other Expenses	0.30%

Total Portfolio Operating Expenses	1.20%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

International Class
After 1 Year	$122
After 3 Years	$381
After 5 Years	$660
After 10 Years	$1,455

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager may diversify the Portfolio across multiple investment disciplines as well as capitalization ranges. The Manager relies on both fundamental and quantitative research to manage both risk and return for the Portfolio. The Portfolio may own stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Portfolio is managed without regard to tax considerations.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s International Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 22.17%, 2nd quarter, 2009; and Worst Quarter was down -24.89%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
International Class	Return Before Taxes	-6.36%	1.73%	0.88%

	Return After Taxes on Distributions	-6.69%	1.56%	0.33%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-3.06%	1.59%	1.26%
MSCI EAFE Index (Reflects no deduction for fees, expenses, or taxes)		-4.9%	5.33%	4.43%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

Kevin F. Simms	Since 2012	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Managed International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Tax-Managed International Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Tax-Managed International Class
Management Fees	0.87%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.25%
Transfer Agent	0.00%(a)
Other Expenses	0.04%

Total Other Expenses	0.29%

Total Portfolio Operating Expenses	1.16%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Tax-Managed International Class
After 1 Year	$118
After 3 Years	$368
After 5 Years	$638
After 10 Years	$1,409

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager may diversify the Portfolio across multiple investment disciplines as well as capitalization ranges. The Manager relies on both fundamental and quantitative research to manage both risk and return for the Portfolio. The Portfolio may own stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Tax-Managed International Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 21.82%, 2nd quarter, 2009; and Worst Quarter was down -25.05%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Tax-Managed International Class	Return Before Taxes	-6.33%	1.80%	0.85%

	Return After Taxes on Distributions	-6.68%	1.59%	0.32%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-3.02%	1.64%	1.36%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		-4.90%	5.33%	4.43%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

Kevin F. Simms	Since 2012	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Emerging Markets Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Emerging Markets Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Portfolio Transaction Fee upon Purchase of Shares (as a percentage of amount invested)	1.00%[1]
Portfolio Transaction Fee upon Redemption of Shares (as a percentage of amount redeemed)	1.00%[1]
Portfolio Transaction Fee upon Exchange of Shares	1.00%[1]
Maximum Account Fee	None

1	Effective February 2, 2015, this fee will be eliminated.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Emerging Markets Class
Management Fees	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.25%
Transfer Agent	0.02%
Other Expenses	0.07%

Total Other Expenses	0.34%

Total Portfolio Operating Expenses	1.49%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Emerging Markets Class
After 1 Year	$152
After 3 Years	$471
After 5 Years	$813
After 10 Years	$1,779

The portfolio transaction fees on purchases and redemptions are received by the Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. Effective February 2, 2015, these fees will be eliminated. For more information on the portfolio transaction fees, see the “How to Buy Shares” section below.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy. Issuers of these securities may be large or relatively small companies.

AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World Bank) to have an “emerging or frontier stock market.” Examples of emerging and frontier market countries include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Kuwait, Lithuania, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Vietnam.

The Manager diversifies the investment portfolio between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Manager will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager will also consider the transaction costs and volatility of each individual market.

The Manager may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had invested only pursuant to the equity style that performed better during that period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

The returns in the bar chart do not reflect the portfolio transaction fee of 1.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown. Effective February 2, 2015, these fees will be eliminated.

Bar Chart

The annual returns in the bar chart are for the Emerging Markets Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 35.83%, 2nd quarter, 2009; and Worst Quarter was down -32.15%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Emerging Markets Class	Return Before Taxes	-1.21%	0.17%	6.11%

	Return After Taxes on Distributions	-1.84%	0.02%	5.01%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.20%	0.51%	5.67%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		-2.19%	1.78%	8.43%

*	Return information includes portfolio transaction fees.

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Henry D’Auria	Since 2012	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME MUNICIPAL PORTFOLIOS

Short Duration Portfolios

Short Duration New York Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration New York Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration New York Municipal Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.02%
Other Expenses	0.09%

Total Other Expenses	0.21%

Total Portfolio Operating Expenses	0.66%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration New York Municipal Class
After 1 Year	$67
After 3 Years	$211
After 5 Years	$368
After 10 Years	$822

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Short Duration New York Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.52%, 1st quarter, 2008; and Worst Quarter was down -0.67%, 4th quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Short Duration New York Municipal Class	Return Before Taxes	0.36%	0.74%	1.81%
	Return After Taxes on Distributions	0.33%	0.70%	1.78%
	Return After Taxes on Distributions and Sale of Portfolio Shares	0.30%	0.75%	1.78%
Barclays 1-Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		0.58%	0.99%	2.20%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since inception	Senior Vice President of the Manager

Wayne D. Godlin	Since 2010	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Short Duration California Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration California Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration California Municipal Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.04%
Other Expenses	0.14%

Total Other Expenses	0.28%

Total Portfolio Operating Expenses	0.73%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration California Municipal Class
After 1 Year	$75
After 3 Years	$233
After 5 Years	$406
After 10 Years	$906

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Short Duration California Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.56%, 1st quarter, 2008; and Worst Quarter was down -0.83%, 4th quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Short Duration California Municipal Class	Return Before Taxes	0.02%	0.60%	1.70%

	Return After Taxes on Distributions	-0.03%	0.54%	1.65%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.07%	0.59%	1.66%
Barclays 1-Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		0.58%	0.99%	2.20%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since inception	Senior Vice President of the Manager

Wayne D. Godlin	Since 2010	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Short Duration Diversified Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration Diversified Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration Diversified Municipal Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.01%
Other Expenses	0.06%

Total Other Expenses	0.17%

Total Portfolio Operating Expenses	0.62%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration Diversified Municipal Class
After 1 Year	$63
After 3 Years	$199
After 5 Years	$346
After 10 Years	$774

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Short Duration Diversified Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.35%, 1st quarter, 2008; and Worst Quarter was down -0.65%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Short Duration Diversified Municipal Class	Return Before Taxes	0.12%	0.80%	1.86%

	Return After Taxes on Distributions	0.08%	0.74%	1.83%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.15%	0.79%	1.82%
Barclays 1-Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		0.58%	0.99%	2.20%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since inception	Senior Vice President of the Manager

Wayne D. Godlin	Since 2010	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME MUNICIPAL PORTFOLIOS

Intermediate Duration Portfolios

New York Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

New York Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	New York Municipal Class
Municipal Class
Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Portfolio Operating Expenses	0.61%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

New York Municipal Class
After 1 Year	$62
After 3 Years	$195
After 5 Years	$340
After 10 Years	$762

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s New York Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 4.58%, 3rd quarter, 2009; and Worst Quarter was down -2.39%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
New York Municipal Class	Return Before Taxes	4.12%	2.93%	3.30%

	Return After Taxes on Distributions	4.12%	2.91%	3.27%

	Return After Taxes on Distributions and Sale of Portfolio Shares	3.43%	2.92%	3.26%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.81%	3.16%	3.84%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since inception	Senior Vice President of the Manager

Wayne D. Godlin	Since 2010	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

California Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

California Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	California Municipal Class
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Portfolio Operating Expenses	0.63%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

California Municipal Class
After 1 Year	$64
After 3 Years	$202
After 5 Years	$351
After 10 Years	$786

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s California Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 5.03%, 3rd quarter, 2009; and Worst Quarter was down -2.53%, 4th quarter, 2010.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
California Municipal Class	Return Before Taxes	4.03%	3.21%	3.32%

	Return After Taxes on Distributions	4.00%	3.17%	3.28%

	Return After Taxes on Distributions and Sale of Portfolio Shares	3.27%	3.14%	3.27%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.81%	3.16%	3.84%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since inception	Senior Vice President of the Manager

Wayne D. Godlin	Since 2010	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Diversified Municipal Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Diversified Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Diversified Municipal Class
Management Fees	0.43%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Portfolio Operating Expenses	0.56%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Diversified Municipal Class
After 1 Year	$57
After 3 Years	$179
After 5 Years	$313
After 10 Years	$701

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Tax Risk: There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Diversified Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 4.06%, 3rd quarter, 2009; and Worst Quarter was down -2.09%, 2nd quarter, 2013.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Diversified Municipal Class	Return Before Taxes	4.12%	3.10%	3.37%

	Return After Taxes on Distributions	4.09%	3.05%	3.33%

	Return After Taxes on Distributions and Sale of Portfolio Shares	3.30%	3.01%	3.29%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.81%	3.16%	3.84%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Michael G. Brooks	Since 1999	Senior Vice President of the Manager

Fred S. Cohen	Since 1994	Senior Vice President of the Manager

R.B. (“Guy”) Davidson III	Since inception	Senior Vice President of the Manager

Wayne D. Godlin	Since 2010	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME TAXABLE PORTFOLIOS

Short Duration Portfolios

U.S. Government Short Duration Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

U.S. Government Short Duration Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

U.S. Government Short Duration Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.04%
Other Expenses	0.19%

Total Other Expenses	0.33%

Total Portfolio Operating Expenses	0.78%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

U.S. Government Short Duration Class
After 1 Year	$80
After 3 Years	$249
After 5 Years	$433
After 10 Years	$966

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“S&P”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Service, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•	No Government Guarantee: Investments in the Portfolio are not insured by the U.S. Government.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the U.S. Government Short Duration Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 2.07%, 1st quarter, 2008; and Worst Quarter was down -0.79%, 2nd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
U.S. Government Short Duration Class	Return Before Taxes	0.12%	0.67%	1.94%

	Return After Taxes on Distributions	0.03%	0.37%	1.24%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.07%	0.43%	1.26%
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses, or taxes)		0.62%	1.06%	2.54%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Jon P. Denfeld	Since 2008	Vice President of the Manager

Shawn E. Keegan	Since 2005	Vice President of the Manager

Alison M. Martier	Since 2009	Senior Vice President of the Manager

Douglas J. Peebles	Since 2009	Senior Vice President of the Manager

Greg J. Wilensky	Since 2009	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Short Duration Plus Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Short Duration Plus Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Short Duration Plus Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.07%

Total Other Expenses	0.17%

Total Portfolio Operating Expenses	0.62%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration Plus Class
After 1 Year	$63
After 3 Years	$199
After 5 Years	$346
After 10 Years	$774

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Short Duration Plus Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 2.40%, 3rd quarter, 2009; and Worst Quarter was down -1.63%, 1st quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Short Duration Plus Class	Return Before Taxes	0.48%	1.10%	1.75%

	Return After Taxes on Distributions	0.16%	0.70%	0.87%

	Return After Taxes on Distributions and Sale of Portfolio Shares	0.27%	0.69%	1.02%
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses, or taxes)		0.62%	1.06%	2.54%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Jon P. Denfeld	Since 2008	Vice President of the Manager

Shawn E. Keegan	Since 2005	Vice President of the Manager

Alison M. Martier	Since 2009	Senior Vice President of the Manager

Douglas J. Peebles	Since 2009	Senior Vice President of the Manager

Greg J. Wilensky	Since 2009	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME TAXABLE PORTFOLIOS

Intermediate Duration Portfolios

Intermediate Duration Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Intermediate Duration Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Intermediate Duration Class
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Portfolio Operating Expenses	0.58%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Intermediate Duration Class
After 1 Year	$59
After 3 Years	$186
After 5 Years	$324
After 10 Years	$726

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 244% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Intermediate Duration Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 7.09%, 3rd quarter, 2009; and Worst Quarter was down -3.66%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Intermediate Duration Class	Return Before Taxes	6.60%	5.03%	4.92%

	Return After Taxes on Distributions	4.54%	3.38%	3.22%

	Return After Taxes on Distributions and Sale of Portfolio Shares	3.96%	3.31%	3.19%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.97%	4.45%	4.71%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Paul J. DeNoon	Since 2009	Senior Vice President of the Manager

Shawn E. Keegan	Since 2005	Vice President of the Manager

Alison M. Martier	Since 2005	Senior Vice President of the Manager

Douglas J. Peebles	Since 2007	Senior Vice President of the Manager

Greg J. Wilensky	Since 2005	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Intermediate Duration Institutional Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of current income.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Intermediate Duration Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Intermediate Duration Institutional Class
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	0.00%	(a)
Other Expenses	0.08%

Total Portfolio Operating Expenses (before fee waiver and/or expense reimbursement)	0.58%

Fee Waiver and/or Expense Reimbursement	(0.13)%

Total Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.45%	*

*	This fee waiver and/or expense reimbursement agreement will remain in effect until January 30, 2016 and will be automatically extended for one-year terms thereafter unless terminated by the Manager upon 60 days’ notice to the Portfolio prior to that date.

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Intermediate Duration Institutional Class
After 1 Year	$46
After 3 Years	$173
After 5 Years	$311
After 10 Years	$713

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 260% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Intermediate Duration Institutional Class shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 7.31%, 3rd quarter, 2009; and Worst Quarter was down -3.6%, 3rd quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	5 Years	10 Years
Intermediate Duration Institutional Class	Return Before Taxes	6.60%	5.18%	4.99%

	Return After Taxes on Distributions	4.23%	3.50%	3.22%

	Return After Taxes on Distributions and Sale of Portfolio Shares	4.04%	3.42%	3.21%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.97%	4.45%	4.71%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Paul J. DeNoon	Since 2009	Senior Vice President of the Manager

Shawn E. Keegan	Since 2005	Vice President of the Manager

Alison M. Martier	Since 2005	Senior Vice President of the Manager

Douglas J. Peebles	Since 2007	Senior Vice President of the Manager

Greg J. Wilensky	Since 2005	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $3,000,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

OVERLAY PORTFOLIOS

Overlay A Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Overlay A Portfolio (“Portfolio”) is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares	Class 2 Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.20%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.04%	0.04%

Total Other Expenses	0.25%	0.05%

Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Portfolio Operating Expenses	1.17%	0.97%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$119	$99
After 3 Years	$372	$309
After 5 Years	$644	$536
After 10 Years	$1,420	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio is managed without regard to tax considerations.

The Portfolio may obtain equity exposure by investing in common stocks, but may also invest in preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and derivatives. In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Portfolio may obtain fixed-income exposure principally through derivatives but may also invest in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio’s fixed-income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Exposure to certain asset classes may also be achieved through investment in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. The Manager may use other AB Mutual Funds in the future, in addition to or instead of that in the preceding sentence.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 7.72%, 1st quarter, 2012; and Worst Quarter was down -7.35%, 2nd quarter, 2012.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class 1**	Return Before Taxes	3.57%	8.31%

	Return After Taxes on Distributions	2.10%	7.30%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.97%	6.37%
Class 2	Return Before Taxes	3.80%	8.52%
S&P 500 Stock Index (reflects no deduction for fees, expenses, or taxes)		13.69%	17.04%
Composite Benchmark*** (reflects no deduction for fees, expenses, or taxes)		8.58%	12.18%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 47.6% S&P 500 Stock Index, 17% MSCI EAFE Index, 3.4% MSCI Emerging Markets Index, 12% FTSE EPRA/NAREIT Developed Index, and 20% Barclays U.S. Aggregate Bond Index.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since inception	Senior Vice President of the Manager

Daniel J. Loewy	Since inception	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay A Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay A Portfolio (“Portfolio”) is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares		Class 2 Shares
Management Fees	0.90%		0.90%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses:
Shareholder Servicing	0.20%		None
Transfer Agent	0.00%	(a)	0.00%	(a)
Other Expenses	0.03%		0.03%

Total Other Expenses	0.23%		0.03%

Acquired Fund Fees and Expenses	0.02%		0.02%

Total Annual Portfolio Operating Expenses	1.15%		0.95%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$117	$97
After 3 Years	$365	$303
After 5 Years	$633	$525
After 10 Years	$1,398	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal income taxes on shareholders’ returns over time by managing the impact of portfolio turnover. Income earned by the Portfolio may be taxable.

The Portfolio may obtain equity exposure by investing principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and derivatives. In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Portfolio may obtain fixed-income exposure through derivatives but may also invest in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio’s fixed-income instruments will primarily be investment grade debt securities, but may also include below-investment grade securities and preferred stock.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain asset classes may also be achieved through investment in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. The Manager may use other AB Mutual Funds in the future, in addition to or instead of that in the preceding sentence.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Credit risk is greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 8.38%, 1st quarter, 2012; and Worst Quarter was down -9.28%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class 1**	Return Before Taxes	4.26%	8.07%
	Return After Taxes on Distributions	2.83%	7.55%
	Return After Taxes on Distributions and Sale of Portfolio Shares	3.52%	6.39%
Class 2	Return Before Taxes	4.44%	8.28%
S&P 500 Stock Index (reflects no deduction for fees, expenses, or taxes)		13.69%	17.04%
Composite Benchmark*** (reflects no deduction for fees, expenses, or taxes)		7.37%	11.96%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 56% S&P 500 Stock Index, 20% MSCI EAFE Index, 4% MSCI Emerging Markets Index, and 20% Barclays 1-10 Year Municipal Bond Index.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since inception	Senior Vice President of the Manager

Daniel J. Loewy	Since inception	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Overlay B Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Overlay B Portfolio (“Portfolio”) is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares	Class 2 Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.05%	0.05%

Total Other Expenses	0.21%	0.06%

Total Annual Portfolio Operating Expenses	0.86%	0.71%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$88	$73
After 3 Years	$274	$227
After 5 Years	$477	$395
After 10 Years	$1,061	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to fixed-income securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio is managed without regard to tax considerations.

The Portfolio may obtain fixed-income exposure by investing in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities, and derivatives. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. Many types of securities may be purchased by the Portfolio, including corporate bonds, government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest without limit in U.S. Dollar denominated foreign fixed-income securities, in each case in developed or emerging-market countries.

The Portfolio’s fixed-income securities will primarily be investment grade debt securities, but may also include high yield securities and preferred stock. High yield securities are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty.

The Portfolio may obtain equity exposure principally through derivatives, but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager also may use ETFs, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Exposure to certain asset classes may also be achieved through investment in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. The Manager may use other AB Mutual Funds in the future, in addition to or instead of that in the preceding sentence.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.19%, 1st quarter, 2012; and Worst Quarter was down -2.27%, 2nd quarter, 2012.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class 1**	Return Before Taxes	4.89%	5.71%

	Return After Taxes on Distributions	3.09%	4.08%

	Return After Taxes on Distributions and Sale of Portfolio Shares	3.03%	3.90%
Class 2	Return Before Taxes	5.01%	5.86%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.59%	4.47%
Composite Benchmark*** (reflects no deduction for fees, expenses, or taxes)		6.87%	7.28%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 18.9% S&P 500 Stock Index, 6.75% MSCI EAFE Index, 1.35% MSCI Emerging Markets Index, 3% FTSE EPRA/NAREIT Developed Index, and 70% Barclays U.S. Aggregate Bond Index.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since inception	Senior Vice President of the Manager

Daniel J. Loewy	Since inception	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay B Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay B Portfolio (“Portfolio”) is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares		Class 2 Shares
Management Fees	0.65%		0.65%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses:
Shareholder Servicing	0.15%		None
Transfer Agent	0.00%	(a)	0.00%	(a)
Other Expenses	0.04%		0.04%

Total Other Expenses	0.19%		0.04%

Total Annual Portfolio Operating Expenses	0.84%		0.69%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$86	$70
After 3 Years	$268	$221
After 5 Years	$466	$384
After 10 Years	$1,037	$859

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal income taxes on shareholders’ returns over time.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain asset classes may also be achieved through investment in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. The Manager may use other AB Mutual Funds in the future, in addition to or instead of that in the preceding sentence.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•

Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.64%, 1st quarter, 2012; and Worst Quarter was down -2.8%, 2nd quarter, 2012.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class 1**	Return Before Taxes	3.96%	5.35%

	Return After Taxes on Distributions	3.36%	4.51%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.54%	4.11%
Class 2	Return Before Taxes	4.08%	5.51%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.81%	3.01%
Composite Benchmark*** (reflects no deduction for fees, expenses, or taxes)		5.72%	6.79%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Barclays 1-10 Year Municipal Bond Index.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since inception	Senior Vice President of the Manager

Daniel J. Loewy	Since inception	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay C Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay C Portfolio (“Portfolio”) is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares	Class 2 Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.07%	0.07%

Total Other Expenses	0.23%	0.08%

Total Annual Portfolio Operating Expenses	0.88%	0.73%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$90	$75
After 3 Years	$281	$233
After 5 Years	$488	$406
After 10 Years	$1,084	$906

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein whose fixed-income investments reflect a significant allocation to California municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the
United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain asset classes may also be achieved through investment in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. The Manager may use other AB Mutual Funds in the future, in addition to or instead of that in the preceding sentence.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio may invest in a substantial portion of its assts in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•

Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.85%, 1st quarter, 2012; and Worst Quarter was down -2.87%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class 1**	Return Before Taxes	4.04%	5.28%

	Return After Taxes on Distributions	3.45%	4.42%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.55%	4.01%
Class 2	Return Before Taxes	4.15%	5.42%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.81%	3.01%
Composite Benchmark*** (reflects no deduction for fees, expenses, or taxes)		5.72%	6.79%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Barclays 1-10 Year Municipal Bond Index.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since inception	Senior Vice President of the Manager

Daniel J. Loewy	Since inception	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tax-Aware Overlay N Portfolio

INVESTMENT OBJECTIVE:

The investment objective of the Tax-Aware Overlay N Portfolio (“Portfolio”) is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class 1 Shares	Class 2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Exchange Fee	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares	Class 2 Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.09%	0.09%

Total Other Expenses	0.25%	0.10%

Total Annual Portfolio Operating Expenses	0.90%	0.75%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1 Shares	Class 2 Shares
After 1 Year	$92	$77
After 3 Years	$287	$240
After 5 Years	$498	$417
After 10 Years	$1,108	$930

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio is intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment. The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (“Manager”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein whose fixed-income investments reflect a significant allocation to New York municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents.

The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after-tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Manager will alter asset class exposures as market and economic conditions change. The Manager will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures will be implemented principally through the use of derivatives. The Portfolio’s use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolio. The Portfolio may invest part or all of its portfolio in U.S. Government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.

The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain asset classes may also be achieved through investment in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. The Manager may use other AB Mutual Funds in the future, in addition to or instead of that in the preceding sentence.

PRINCIPAL RISKS:

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio. The Portfolio does not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•

Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

•

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•

Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

•

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 3.68%, 1st quarter, 2012; and Worst Quarter was down -2.97%, 3rd quarter, 2011.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2014)

		1 Year	Since Inception*
Class 1**	Return Before Taxes	4.21%	5.22%

	Return After Taxes on Distributions	3.60%	4.33%

	Return After Taxes on Distributions and Sale of Portfolio Shares	2.69%	3.96%
Class 2	Return Before Taxes	4.32%	5.37%
Barclays 5-Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.81%	3.01%
Composite Benchmark*** (reflects no deduction for fees, expenses, or taxes)		5.72%	6.79%

*	Inception date for Class 1 and Class 2 shares: 2/8/10.

**	After-tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	Composite Index is comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Barclays 1-10 Year Municipal Bond Index.

INVESTMENT MANAGER:

AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Seth J. Masters	Since inception	Senior Vice President of the Manager

Daniel J. Loewy	Since inception	Senior Vice President of the Manager

Alexander Barenboym	Since 2014	Vice President of the Manager

Vadim Zlotnikov	Since 2014	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*	Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105.

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT PROCESSES

This section contains additional information about the Portfolios’ investment processes and certain principal risks. This Prospectus refers to Alliance Bernstein L.P. as the “Manager” or “AllianceBernstein” and shareholders of the Portfolios as “you.” All percentage limitations described below are measured immediately after the relevant transaction is made.

Overlay Portfolios

The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Overlay Portfolios should be evaluated only in the context of the investor’s complete investment program. The board of directors of Sanford C. Bernstein Fund, Inc. does not oversee the investment management services provided by Bernstein directly to private clients. The Overlay Portfolios are NOT designed to be used as stand-alone investments.

Each Overlay Portfolio may access a wide range of asset class exposures to alter the near-term expected risk and reward of a representative investor’s overall asset allocation strategy—one that includes an investment in the Overlay Portfolios and a diversified portfolio of stocks and bonds held through Bernstein. Each of the Overlay A and Tax-Aware Overlay A Portfolios is designed to complement an equity-oriented asset allocation managed by Bernstein, and each of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is designed to complement a fixed-income-oriented asset allocation managed by Bernstein. Combinations of the various Overlay Portfolios can be used to suit a variety of intermediate asset allocations.

Investors in the Overlay Portfolios will experience short-term market fluctuations and should have a long-term investment horizon. Investors should evaluate the Overlay Portfolios’ risk in combination with their other Bernstein investments when selecting an Overlay Portfolio. Each Overlay Portfolio may not achieve its goal and is not intended as a complete investment program.

Asset Allocation Overlay. The Manager will employ its risk/return tools and research insights to implement adjustments to the Overlay Portfolios’ asset class exposures, and thereby those within an investor’s Bernstein account, as market and economic conditions change. For example, the Manager may employ derivatives to increase (by taking a long position) or decrease (by taking a short position) exposures to certain asset classes created by its direct investments or to provide market exposure to certain asset classes not held in the Overlay Portfolios. The Overlay Portfolios intend to use derivatives to reduce risk or to seek enhanced returns from certain asset classes as well as to leverage their exposure to certain asset classes. The Overlay Portfolios may maintain a significant percentage of their assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Overlay Portfolios’ obligations under derivative transactions. The Manager may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out an Overlay Portfolio’s investment strategies.

Direct Investment. The Overlay Portfolios may invest in a diversified portfolio of securities and other financial instruments that provide exposure to a variety of asset classes, including: fixed-income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies, commodities and real estate. In addition, the Overlay Portfolios will generally invest a portion of their uncommitted cash balances in derivatives to expose that portion of the Overlay Portfolio to the fixed-income and/or equity markets.

Fixed-Income Instrument Selection: To identify attractive bonds for the Overlay Portfolios, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.

Many types of debt securities may be purchased by the Overlay Portfolios, including corporate bonds, notes, U.S. Government and agency securities, municipal securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, and foreign securities in developed or emerging-market countries.

Each Overlay Portfolio may invest in fixed-income securities rated below investment grade (BB or below) by national rating agencies (high yield bonds). High yield bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty. No more than 5% of an Overlay Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

Equity Security Selection: In managing the Overlay Portfolios, the Manager may diversify the direct equity component across multiple investment disciplines as well as capitalization ranges.

The Manager relies on both fundamental and quantitative research to manage both risk and return for the Overlay Portfolios. The Overlay Portfolios may own stocks from our bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts.

The Overlay Portfolios’ direct equity investments will be comprised primarily of common stocks but the Overlay Portfolios may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored

ADRs and GDRs. The Overlay Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Overlay Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Overlay Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. The Overlay Portfolios may also make investments in less developed or emerging equity markets. See “Additional Investment Information, Special Investment Techniques and Related Risks—Foreign Currency Transactions” for more information about currency trading in the Overlay Portfolios.

Additional Strategies Applicable to the Tax-Aware Overlay Portfolios

The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Tax-Aware Overlay Portfolios. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on such Portfolios’ shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in each such Portfolio with the highest cost basis. The Manager may monitor the length of time such Portfolios have held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. In addition, the Tax-Aware Overlay Portfolios will generally maintain a larger exposure to municipal obligations than the other Portfolios. The use of derivatives will generate taxable income for the Tax-Aware Overlay Portfolios, which may compromise the Manager’s ability to minimize the tax impact of the Tax-Aware Overlay Portfolios’ investment strategies. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Tax-Aware Overlay Portfolios.

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios’ investment practices and related risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio’s investment practices and additional information about each Portfolio’s risks and investments can be found in the Portfolios’ Statement of Additional Information (“SAI”).

Interest Only/Principal Only Securities

The Fixed-Income Portfolios and Overlay Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.”

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by each Portfolio’s Board of Directors (the “Board”); all other IOs and POs will be considered illiquid (see discussion of Illiquid Securities below).

Obligations of Supranational Agencies

The Fixed-Income Portfolios and Overlay Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the “World Bank”), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in variable rate demand notes (“VRDNs”) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level. The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor and may be subject to a “cap.”

Each Fixed-Income Portfolio and each Overlay Portfolio may invest in “inverse floaters,” which are securities with two variable components that, when combined, result in a fixed interest rate. The “auction component” typically pays an interest rate that is reset periodically through an auction process, while the “residual component” pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters that represent the residual component tend to decrease more rapidly during periods of increasing interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Municipal Portfolios, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may invest in medium-quality securities rated A or Baa by Moody’s, or A or BBB by S&P or Fitch. It is generally expected that these Portfolios will not retain a security downgraded below

B by Moody’s, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration, however, the Portfolios are not required to dispose of such downgraded securities. The Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by national rating agencies. The Intermediate Duration Portfolio, the Intermediate Duration Institutional Portfolio and the Overlay Portfolios may invest in below-investment grade securities rated Ba, B or Caa by Moody’s or BB, B or CCC by S&P and Fitch.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security’s credit rating is downgraded, its price is likely to decline, which would lower an investor’s total return. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, a Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Municipal Securities

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

A Portfolio may purchase municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation,

electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades in their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Most of the Short Duration New York Municipal Portfolio’s, the New York Municipal Portfolio’s and the Tax-Aware Overlay N Portfolio’s investments are in New York State’s municipal securities. Thus, the Portfolios may be more vulnerable to events adversely affecting New York’s economy. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. With the financial services sector contributing over one-fifth of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Most of the Short Duration California Municipal Portfolio’s, the California Municipal Portfolio’s and the Tax-Aware Overlay C Portfolio’s investments are in California municipal securities. Thus, the Portfolios may be vulnerable to events adversely affecting California’s economy. California’s economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. To the extent the Short Duration Diversified Municipal Portfolio, the Diversified Municipal Portfolio and the Tax-Aware Overlay B Portfolio invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. A Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds is tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Investment in Exchange-Traded Funds and Other Investment Companies

The Overlay Portfolios may invest to a significant extent in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Intermediate Duration Institutional Portfolio and the Overlay Portfolios may invest in other investment companies, including affiliated investment companies, as permitted by the

Investment Company Act of 1940, as amended (the “1940 Act”). As with ETFs, if the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolios’ expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act and the Overlay Portfolios intend to invest from time to time in the AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio. A brief description of the AB Multi-Asset Real Return Portfolio follows. Additional details are available in the prospectus and SAI for the AB Pooling Portfolios. You may request a free copy of the prospectus and/or SAI of the AB Pooling Portfolios by contacting your Financial Advisor.

AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio (“Multi-Asset Pooling Portfolio”) has an investment objective to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Multi-Asset Pooling Portfolio pursues an investment strategy involving a variety of asset classes that the Manager expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Multi-Asset Pooling Portfolio invests its assets principally in the following instruments that, in the judgment of the Manager, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies.

The Multi-Asset Pooling Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Multi-Asset Pooling Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands. The Multi-Asset Pooling Portfolio limits its investment in the subsidiary to no more than 25% of its net assets.

Bank Loan Debt

The Short Duration Plus, the Intermediate Duration Portfolios and the Overlay Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. The Portfolios’ investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio’s Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Foreign (Non-U.S.) Securities

The equity securities in which the Non-U.S. Stock Portfolios and the Overlay Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to investments in emerging market countries. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission (“SEC”) or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Other foreign investment risks include:

•	less governmental supervision of brokers and issuers of securities

•	lack of uniform accounting, auditing and financial-reporting standards

•	settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

•	the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

•	the imposition of foreign taxes

•	high inflation and rapid fluctuations in inflation rates

•	less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

•	the costs of currency exchange

•	higher brokerage commissions in certain foreign markets

•	the expense of maintaining securities with foreign custodians

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio’s investments or reduce the returns of a Portfolio. For example, the value of a Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union (“EU”) and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio’s total return could be adversely affected as a result.

Emerging Markets Securities Risk: Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

Derivatives

Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Each Overlay Portfolio intends to use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein’s judgment, this represents the most effective response to current or anticipated market conditions. There are four principal types of derivatives—options, futures, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Portfolio’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions, where a Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s investment (in some cases, the potential loss is unlimited).

The Portfolios’ investments in derivatives may include, but are not limited to, the following:

•

Forward Contracts—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or asset to an agreed-upon location (rather than settled by cash), rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios’ investments in forward contracts may include the following:

– Forward	Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•

Futures Contracts and Options on Futures Contracts—A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. The Non-U.S. Stock Portfolios and Overlay Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•

Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios’ investments in options include the following:

–	Options on Foreign Currencies. The Portfolios may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Non-U.S. Stock Portfolios and the Overlay Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

–	Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Non-U.S. Stock Portfolios and the Fixed-Income Portfolios will write only covered options on securities, which means writing an option for securities the Portfolio owns. None of the Non-U.S. Stock Portfolios or Fixed-Income Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets.

–	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

–	A Portfolio may write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declined below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be off set by the premium it received upon sale of the call option. If the decline or increase in the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

–	Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

•

Swaps—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, other than as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission (“CFTC”) approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. Payments received by a Fixed-Income Municipal Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios’ investments in swap transactions include the following:

–	Currency Swaps. The Non-U.S. Stock Portfolios, the Short Duration Plus Portfolio, the Intermediate Duration

Portfolio, the Intermediate Duration Institutional Portfolio and the Overlay Portfolios may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

–	Total Return Swaps. A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Portfolio enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Portfolio will receive or make a payment to the counterparty.

–	Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio’s investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.

A Portfolio will enter into bilateral interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization (“NRSRO”) and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

Each Fixed-Income Municipal Intermediate Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or a spread on a particular investment or a portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate Duration Portfolios do not intend to use these transactions in a speculative manner.

Inflation (CPI) Swaps. Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

A Portfolio will enter into bilateral credit default swap transactions only with counterparties whose debt securities (or whose guarantor’s debt securities) are rated at least A (or the equivalent) by at least one NRSRO and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared credit default swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no NRSRO prescribed rating requirements for these entities.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Other Derivatives and Strategies

–	Currency Transactions. The Non-U.S. Stock Portfolios, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Intermediate Duration Institutional Portfolio and the Overlay Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

–	Synthetic Foreign Equity Securities. The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to more liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Commodity-Linked Derivative Instruments

The Overlay Portfolios may invest in commodity-linked derivatives such as commodity-linked structured notes, commodity index-linked securities and other derivatives that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties as compared to stocks and bonds, which are financial instruments. The Manager may seek to provide exposure to various commodities and commodity sectors.

The Overlay Portfolios may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolios economically to movements in commodity prices.

The value of commodity-linked derivatives may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There is no guarantee that these investments will perform in that manner in the future and, at certain times, the price movements of commodity-linked derivatives have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Structured Products

A Portfolio may invest in certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities. commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product, including any counterparty risk.

Structured notes are derivative debt instruments. The interest rate or principal of these notes are determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity, Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. A Portfolio’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

None of the Non-U.S. Stock Portfolios or the Fixed Income Portfolios will invest more than 20% of its total assets in structured products.

Real Estate Investment Trusts

The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs in the United States are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases or sales on a “when-issued”, “delayed delivery” or “to be announced” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Repurchase Agreements and Buy/Sell Back Transactions

Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer’s money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio’s opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio’s assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Short Sales

The Non-U.S. Stock Portfolios, the Short Duration New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Overlay Portfolios may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Non-U.S. Stock Portfolios, the Short Duration New York Municipal Portfolio, the Short Duration California Municipal Portfolio and the Short Duration Diversified Municipal Portfolio may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Dollar Rolls

Each of the Fixed-Income Portfolios and the Overlay Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios and the Overlay Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. When a Portfolio engages in a dollar roll, it is exposed to loss both on the investment of the cash proceeds of the sale and on the securities it has agreed to purchase.

Mortgage Related Securities

Each of the Fixed-Income Taxable Portfolios and the Overlay Portfolios may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.

No Government Guarantee

Investments in the Portfolios are not insured by the U.S. Government.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are backed by the United States while securities issued by Freddie Mac and Fannie Mae are backed only by the credit of Freddie Mac and Fannie Mae, respectively. However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.

On September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. The U.S. Government also took steps to provide additional financial support to Freddie Mac and Fannie Mae. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody’s or BB and lower by S&P and Fitch (commonly known as “junk bonds”), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager’s research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio’s securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio’s objective and policies.

Borrowing and Leverage

The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio’s assets. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio’s shareholders. These include a higher volatility of the net asset value of a Portfolio’s shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio’s shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio’s investment portfolio, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. If a Portfolio’s current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions or it did not have enough cash available to pay principal or interest or meet additional collateral requirements, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio’s shares. A Portfolio may reduce the degree to which it is leveraged by repaying amounts borrowed.

Non-Diversified Status

Each of the Short-Duration New York Municipal Portfolio, Short-Duration California Municipal Portfolio, New York Municipal Portfolio and California Municipal Portfolio (the “State Portfolios”) is a “non-diversified” investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio’s SAI provides specific information about the state in which a Portfolio invests.

Future Developments

A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Holdings

Each Portfolio’s SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios’ portfolio holdings.

Temporary Defensive Positions

Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the Non-U.S. Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers, or may hold cash.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio’s investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the Investment Objectives and Policies of the Portfolios; When Shareholder Approval is Required

A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Under normal circumstances, shareholders will receive at least 60 days’ prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment Policies and Limitations Apply at Time of Purchase Only

Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Portfolio Turnover

The portfolio turnover rate for each Portfolio is included in the Summary Information section as well as the Financial Highlights section. The Overlay Portfolios’ investment strategies may result in high portfolio turnover. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders.

Additional Risks

Redemption Risk: A Portfolio may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cyber Security Risk: As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Strategy: Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ different styles or strategies.

INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The share class(es) offered by the Portfolios through this Prospectus are available to certain private clients and institutional clients of the Manager. For certain Portfolios, different share classes are available to retail investors and offered through separate prospectuses.

Each Portfolio’s NAV is disclosed daily on the Portfolio’s website or through the investor’s online account information at www.bernstein.com and/or by contacting your financial advisor.

HOW TO BUY SHARES

Minimum Investments—For All Portfolios Other than Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in any of the Non-U.S. Stock Portfolios and the Fixed-Income Portfolios of the Sanford C. Bernstein Fund, Inc. (“SCB”) is $25,000. Except as otherwise provided, the minimum initial investment in Class 1 shares of the Overlay Portfolios is $25,000, and the minimum initial investment in Class 2 shares of the Overlay Portfolios is $1,500,000. Minimum initial investments are measured across all Overlay Portfolios in the aggregate. There is no minimum amount for subsequent investments in the same Portfolio although SCB reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000. With respect to the Non-U.S. Stock Portfolios, the Fixed-Income Portfolios and Class 1 of the Overlay Portfolios, for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of Bernstein’s investment-management services, Bernstein may, at a client’s request, maintain a specified percentage of assets in one or more of the Portfolios of SCB or vary the percentage based on Bernstein’s opinion of the relative allocation to the Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirements:

•

initial purchases of shares of the Portfolios (other than the Emerging Markets Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

•	initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $10,000; and

•	Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Effective February 2, 2015, purchases and sales of shares of the Emerging Markets Portfolio will not be subject to a portfolio transaction fee. Currently, any purchases and sales of shares of the Emerging Markets Portfolio incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging Markets Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

Minimum Investments—Intermediate Duration Institutional Portfolio

The minimum initial investment in the Intermediate Duration Institutional Portfolio of the Sanford C. Bernstein Fund II, Inc. (“SCB II,” together with SCB, the “Funds,” and each, a “Fund”) is $3,000,000. There is no minimum amount for subsequent investments although SCB II reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager’s investment-management services, the Manager may, at a client’s request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Manager’s opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

•	initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

Procedures—For All Portfolios

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Portfolios, including but not limited to, non-discretionary accounts held by employees and existing investors in the Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment-Management Services and Policies brochure available on Bernstein’s website at www.bernstein.com. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. Orders received by the Portfolio Closing Time, which is the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

Each Fixed-Income Portfolio or Overlay Portfolio may, at its sole option, accept securities as payment for shares if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under “How the Portfolios Value Their Shares” below as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. Each Portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Portfolio.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES

You may exchange your shares in a Portfolio of SCB (other than Class 2 shares of the Overlay Portfolios) for shares in any other Portfolio of SCB (other than Class 2 shares of the Overlay Portfolios). You may exchange your shares in the Intermediate Duration Institutional Portfolio of SCB II for shares in any Portfolio of SCB. You may exchange your Class 2 shares in any Overlay Portfolio for shares of the Intermediate Duration Institutional Portfolio of SCB II. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Portfolio reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Portfolio shares for shares of the Emerging Markets Portfolio, shareholders will be charged the portfolio transaction fee of 1.00% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets Portfolio for other Portfolio shares, shareholders will be charged the 1.00% redemption fee. Effective February 2, 2015, this 1.00% fee shall be eliminated. See the “Emerging Markets Portfolio” section above for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While each Portfolio plans to maintain this exchange policy, changes to this policy may be made upon 90 days’ prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See “Dividends, Distributions and Taxes” below.

HOW TO SELL OR REDEEM SHARES

You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Portfolio.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets each Portfolio’s requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by each Portfolio in certain instances. Each Portfolio may waive the requirement that a redemption request must be in writing. Each Portfolio may request further documentation from corporations, executors, administrators, trustees or guardians.

The Manager will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with a Portfolio unless prior other instructions are on file. If you are a client of Bernstein’s investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when a Portfolio or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the Portfolio Closing Time will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see “Dividends, Distributions and Taxes” below.

If you are selling shares recently purchased with a check, the Manager may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Restrictions on sales: There may be times during which you may not be able to sell your shares or the Manager may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.

Sale in-kind: Each Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

Automatic sale of your shares—For all Portfolios, including Class 1 shares of the Overlay Portfolios, except the Intermediate Duration Institutional Portfolio: Under certain circumstances, a Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in that Portfolio and close your account. The Manager will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Automatic sale of your shares—Intermediate Duration Institutional Portfolio and Class 2 shares of the Overlay Portfolios: Under certain circumstances, a Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $500,000 ($1,500,000 for the Intermediate Duration Institutional Portfolio), the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in the Portfolio and close your account. The Manager will not close your account if you increase your account balance to $500,000 ($1,500,000 for the Intermediate Duration Institutional Portfolio) during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at each Portfolio’s discretion. For further information, call your Bernstein advisor at (212) 486-5800.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause each Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the Portfolio Closing Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Portfolios, through their agent, Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

•

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

•

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Board has delegated responsibility for valuing each Portfolio’s assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the Portfolios’ valuation procedures is available in the Portfolios’ SAI.

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT MANAGER

Each Portfolio’s Manager is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2014 totaling approximately $473 billion (of which more than $95 billion represented assets of registered investment companies sponsored by the Manager). As of September 30, 2014, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Manager, comprising approximately 123 separate investment portfolios, had as of September 30, 2014 approximately 2.8 million retail accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

Portfolio	Fee as a Percentage of Average Net Assets	Fiscal Year Ended
International	0.85%*	9/30/14
Tax-Managed International	0.82%*	9/30/14
Emerging Markets	1.10%*	9/30/14
Short Duration New York Municipal	0.45%	9/30/14
Short Duration California Municipal	0.45%	9/30/14
Short Duration Diversified Municipal	0.45%	9/30/14
New York Municipal	0.48%	9/30/14
California Municipal	0.50%	9/30/14
Diversified Municipal	0.43%	9/30/14
U. S. Government Short Duration	0.45%	9/30/14
Short Duration Plus	0.45%	9/30/14
Intermediate Duration	0.45%	9/30/14
Intermediate Duration Institutional	0.37%**	9/30/14
Overlay A	0.90%	9/30/14
Tax-Aware Overlay A	0.90%	9/30/14
Overlay B	0.65%	9/30/14
Tax-Aware Overlay B	0.65%	9/30/14
Tax-Aware Overlay C	0.65%	9/30/14
Tax-Aware Overlay N	0.65%	9/30/14

*	Fee stated net of any waivers and/or reimbursements. The Manager has agreed to voluntarily waive the annual investment management fees of the Non-U.S. Stock Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. This waiver is effective through October 31, 2015.

**	Fee stated net of any waivers and/or reimbursements. The Manager has contractually agreed to waive its fee and/or bear certain expenses as described in the Fees and Expenses of the Portfolio table under the Summary Information section.

A discussion regarding the basis for the Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s semi-annual report to shareholders for the fiscal period ended March 31, 2014.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:

The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team, comprised of senior International portfolio managers. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the International Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Sharon E. Fay; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2010. She is also Head of AllianceBernstein Equities since 2010 and Chief Investment Officer of Global Value Equities since prior to 2010.

Kent W. Hargis; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2010, and Director of Quantitative Research Equities.

Laurent Saltiel; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager with which he has been associated since June 2010. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth. Prior thereto, he was associated with Janus Capital as a portfolio manager since prior to 2010.

Karen Sesin; since 2011; Senior Vice President of the Manager	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Manager, with which she has been associated in a similar capacity to her current position since prior to 2010.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Kevin F. Simms; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2010. He is also Chief Investment Officer of Global and International Value Equities and Chairman of the Global Investment Policy Group since July 2014.

The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team, comprised of senior portfolio managers. No one person is principally responsible for coordinating the Portfolio’s investments.

The following table lists the persons within the Team with the most significant responsibility for the day-to-day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Henry D’Auria; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager and Chief Investment Officer—Emerging Markets Value Equities and was Co-Chief Investment Officer—International Value Equities until 2012. Mr. D’Auria has been associated with the Manager in similar capacities since prior to 2010.

Laurent Saltiel; since 2012; Senior Vice President of the Manager	(See above)

Karen Sesin; since 2011; Senior Vice President of the Manager	(See above)

The day-to-day management of, and investment decisions for, the Fixed-Income Municipal Portfolios are made by the Municipal Bond Investment Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael G. Brooks; since 1999; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2010.

Fred S. Cohen; since 1994; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2010, and Director of Municipal Bond Trading.

R.B. (“Guy”) Davidson III; since inception; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2010, and Director of Municipal Bond Management.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Wayne D. Godlin; since 2010; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2010.

Terrance T. Hults; since 2002; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2010.

The day-to-day management of, and investment decisions for, the U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio are made by the Manager’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the U.S. Investment Grade: Liquid Markets Structured Products Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Jon P. Denfeld; since 2008; Vice President of the Manager	Vice President of the Manager, with which he has been associated since prior to 2010.

Shawn E. Keegan; since 2005; Vice President of the Manager	Vice President of the Manager, with which he has been associated since prior to 2010.

Alison M. Martier; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2010, and Director of the Fixed Income Senior Portfolio Manager Team.

Douglas J. Peebles; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2010, and Chief Investment Officer and Head of AB Fixed Income.

Greg J. Wilensky; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2010, and Director of Stable Value Investments.

The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio and Intermediate Duration Institutional Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the U.S. Investment Grade: Core Fixed Income Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Paul J. DeNoon; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2010, and Director of Emerging Market Debt.

Shawn E. Keegan; since 2005; Vice President of the Manager	(see above)

Alison M. Martier; since 2005; Senior Vice President of the Manager	(see above)

Douglas J. Peebles; since 2007; Senior Vice President of the Manager	(see above)

Greg J. Wilensky; since 2005; Senior Vice President of the Manager	(see above)

The day-to-day management of, and investment decisions for each of the Overlay Portfolios are made by the Asset Allocation Team. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the Asset Allocation Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Seth J. Masters; since inception; Senior Vice President of the Manager	Chief Investment Officer—Bernstein Global Wealth Management since prior to 2010. Mr. Masters has been associated with the Manager in similar capacities since prior to 2010.

Daniel J. Loewy; since inception; Senior Vice President of the Manager	Chief Investment Officer and Co-Head—Multi-Asset Solution Allocation. Mr. Loewy has been associated with the Manager in similar capacities since prior to 2010.

Vadim Zlotnikov; since 2014; Senior Vice President of the Manager	Chief Market Strategist, Co-Head—Multi-Asset Solutions and Chief Investment Officer—Systematic and Index Strategies. Mr. Zlotnikov has been associated with the Manager in similar capacities since prior to 2010.

Alexander Barenboym; since 2014; Vice President of the Manager	Portfolio Manager—Dynamic Asset Allocation. Mr. Barenboym has been associated with the Manager in similar capacities since prior to 2010.

Each Portfolio’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

SHAREHOLDER SERVICING FEES

The Manager provides SCB with shareholder servicing services. For these services, the Manager charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio’s average daily assets, each Non-U.S. Stock Portfolio an annual fee of 0.25% of each such Portfolio’s average daily net assets and each Overlay Portfolio an annual fee of 0.15% of each such Portfolio’s average daily assets in Class 1 shares (0.20% for Class 1 shares of Overlay A Portfolio and Tax-Aware Overlay A Portfolio). These shareholder services include: providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES

Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between each Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of the Manager.

RETIREMENT PLAN SERVICES

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the applicable Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption “Other Expenses” found in the Portfolio expense tables under “Annual Portfolio Operating Expenses.” The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS

Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Non-U.S. Stock Portfolios and the Overlay Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

Based on its investment objectives and strategies, the Manager expects that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities) and the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest). The Non-U.S. Stock Portfolios and the Overlay Portfolios may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Based on our investment objectives and strategies, we expect that, in general, the Tax-Aware Overlay Portfolios will distribute less ordinary income dividends than the Overlay A Portfolio and the Overlay B Portfolio.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a maximum rate of 39.6%, and long-term capital gains are taxed at a maximum rate of 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation and 20% for individuals with any income above those amounts that is long-term capital gain. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in the Fixed-Income Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

Interest on certain “private activity bonds” issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio’s distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Non-U.S. Stock Portfolios, the Overlay Portfolios and the Fixed-Income Portfolios that invest in foreign securities may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) may be eligible for long-term capital gain tax rates, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from the Fixed-Income Portfolios. However, dividends received from Non-U.S. Stock Portfolios may qualify for such rate in certain cases.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Dividends or other income (including, in some cases, capital gains) received by the Non-U.S. Stock Portfolios from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Under certain circumstances, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income—treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and tax payer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The Short Duration New York Municipal Portfolio and New York Municipal Portfolio provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the Short Duration California Municipal Portfolio and California Municipal Portfolio provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

To a limited extent, the Tax-Aware Overlay N Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. To a limited extent, the Tax-Aware Overlay C Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. Tax-Aware Overlay B Portfolio provides income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts, options on futures contracts, market discount and swap income, as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to alternative minimum tax, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes. Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

GLOSSARY OF INVESTMENT TERMS

Barclays U.S. Aggregate Bond Index—Represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays 5-Year General Obligation Municipal Bond Index—The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following rating agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The GO Bond Index component of the Municipal Bond index. General Obligation classification bonds, excluding insured and prerefunded, are eligible for inclusion in the Barclays 5-year GO Municipal Bond Index. The bonds must have a maturity of greater than 4-years and less than 6-years.

Barclays Global Aggregate Bond Index—Represents the performance of the global investment-grade developed fixed income markets.

Barclays 1-Year Municipal Index—The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following rating agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. This index is the 1 Year (1-2) component of the Municipal Bond index.

BofA Merrill Lynch 1-3 Year Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Index—The FTSE EPRA/NAREIT Developed Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (REITs) worldwide.

MSCI EAFE Index (Europe, Australasia, Far East)—The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Standard & Poor’s (S&P) 500 Stock Index—The S&P 500 Stock Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market.

FINANCIAL HIGHLIGHTS

Financial Highlights	Non-U.S. Stock Portfolios • International Portfolio • Tax-Managed International Portfolio • Emerging Markets Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2014 annual report, which is available upon request.

International Portfolio

	INTERNATIONAL CLASS
	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.94	$13.23	$12.36	$15.08	$15.00

Income From Investment Operations:
Investment income, net†	0.35 ‡	0.23 ‡	0.23 ‡	0.23	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)	2.74	0.90	(2.68)	0.14
Contributions from Manager	0.00 (c)	–0–	–0–	–0–	–0–

Total from investment operations	0.20	2.97	1.13	(2.45)	0.36

Less Dividends:
Dividends from net investment income	(0.28)	(0.26)	(0.26)	(0.27)	(0.28)

Net asset value, end of period	$15.86	$15.94	$13.23	$12.36	$15.08

Total Return(a)	1.23%	22.81%	9.32%	(16.61)%	2.43%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,529,195	$1,599,667	$1,485,757	$1,495,894	$2,073,462
Average net assets (000 omitted)	$1,631,212	$1,523,560	$1,546,251	$2,015,954	$2,199,418
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.15%	1.16%	1.18%	1.17	%+
Expenses, before waivers/reimbursements	1.20%	1.20%	1.21%	1.18%	1.17	%+
Net investment income	2.15%‡	1.62%‡	1.79%‡	1.50%	1.49	%+
Portfolio turnover rate	67%	72%	69%	62%	84%

Tax-Managed International Portfolio

	TAX-MANAGED INTERNATIONAL CLASS
	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.06	$13.33	$12.46	$15.19	$15.16

Income From Investment Operations:
Investment income, net†	0.37 ‡	0.24 ‡	0.25 ‡	0.24	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.18)	2.78	0.91	(2.70)	0.09
Contributions from Manager	0.00 (c)	–0–	–0–	–0–	00.00	(c)

Total from investment operations	0.19	3.02	1.16	(2.46)	0.31

Less Dividends:
Dividends from net investment income	(0.32)	(0.29)	(0.29)	(0.27)	(0.28)

Net asset value, end of period	$15.93	$16.06	$13.33	$12.46	$15.19

Total Return(a)	1.20%*	23.04%*	9.56%	(16.56)%	2.07%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,753,170	$3,835,863	$3,446,598	$3,587,820	$4,845,829
Average net assets (000 omitted)	$3,901,952	$3,581,411	$3,598,435	$4,714,049	$5,004,731
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	1.11%	1.11%	1.14%	1.13	%+
Expenses, before waivers/reimbursements	1.16%	1.16%	1.16%	1.14%	1.13	%+
Net investment income	2.25%‡	1.66%‡	1.88%‡	1.54%	1.53	%+
Portfolio turnover rate	64%	72%	62%	61%	85%

See Footnote Summary on page 150.

Emerging Markets Portfolio

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.95	$26.72	$24.46	$31.40	$26.67

Income From Investment Operations:
Investment income, net†	0.40 ‡	0.32 ‡	0.31 ‡	0.33	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.35	.16	3.03	(7.10)	4.54

Total from investment operations	1.75	0.48	3.34	(6.77)	4.81

Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.36)	(0.24)	(0.31)	(0.20)
Distributions from net realized gain on investment transactions	–0–	–0–	(0.94)	–0–	–0–

Total dividends and distributions	(0.30)	(0.36)	(1.18)	(0.31)	(0.20)
Portfolio transaction fee	0.07	0.11	0.10	0.14	0.12

Net asset value, end of period	$28.47	$26.95	$26.72	$24.46	$31.40

Total Return(a)(b)	6.79%	2.17%	14.63%	(22.95)%	16.19%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,298,583	$1,192,290	$1,239,480	$1,249,690	$1,912,856
Average net assets (000 omitted)	$1,272,134	$1,198,415	$1,303,241	$1,823,362	$1,928,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%	1.44%	1.44%	1.45%	1.44%+
Expenses, before waivers/reimbursements	1.49%	1.49%	1.49%	1.45%	1.44%+
Net investment income	1.41%‡	1.19%‡	1.19%‡	1.03%	0.94%+
Portfolio turnover rate	53%	45%	55%	57%	67%

See Footnote Summary on page 150.

FINANCIAL HIGHLIGHTS

Financial Highlights

Fixed-Income

Municipal Portfolios

• Short Duration New York Municipal Portfolio

• Short Duration California Municipal Portfolio

• Short Duration Diversified Municipal Portfolio

• New York Municipal Portfolio

• California Municipal Portfolio

• Diversified Municipal Portfolio

The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2014 annual report, which is available upon request.

Short Duration New York Municipal Portfolio

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.47	$12.56	$12.49	$12.53	$12.59

Income From Investment Operations:
Investment income, net†	0.04 ‡	0.07 ‡	0.10 ‡	0.20	0.22
Net realized and unrealized gain (loss) on investment transactions	0.05	(0.09)	0.07	(0.04)	(0.06)

Total from investment operations	0.09	(0.02	0.17	0.16)	0.16

Less Dividends:
Dividends from net investment income	(0.04)	(0.07)	(0.10)	(0.20)	(0.22)
Distributions from net realized gain on investment transactions	(0.02)	–0–	–0–	–0–	–0–

Total distributions	(0.06)	(0.07)	(0.10)	(0.20)	(0.22)

Net asset value, end of period	$12.50	$12.47	$12.56	$12.49	$12.53

Total Return(a)	0.70%	(0.18)%	1.34%	1.28%	1.29%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$91,279	$108,414	$132,909	$158,478	$273,147
Average net assets (000 omitted)	$99,339	$113,185	$148,340	$200,953	$262,227
Ratio to average net assets of:
Expenses	0.66%	0.66%	0.64%	0.61%	0.61%+
Net investment income	0.30%‡	0.55%‡	0.77%‡	1.61%	1.75%+
Portfolio turnover rate	33%	58%	54%	32%	30%

See Footnote Summary on page 150.

Short Duration California Municipal Portfolio

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.52	$12.58	$12.55	$12.62	$12.68

Income From Investment Operations:
Investment income, net†	0.02	0.04	0.06	0.13	0.21
Net realized and unrealized gain (loss) on investment transactions	0.03	(0.04)	0.04	(0.04)	0.01

Total from investment operations	0.05	–0–	0.10	0.09	0.22

Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.07)	(0.13)	(0.21)
Distributions from net realized gain on investment transactions	(0.04)	(0.02)	–0–	(0.03)	(0.07)

Total dividends and distributions	(0.06)	(0.06)	(0.07)	(0.16)	(0.28)

Net asset value, end of period	$12.51	$12.52	$12.58	$12.55	$12.62

Total Return(a)	0.39%	0.01%	0.76%	0.74%	1.77%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$40,750	$69,992	$100,149	$121,747	$144,606
Average net assets (000 omitted)	$51,916	$83,224	$103,813	$127,326	$127,870
Ratio to average net assets of:
Expense	0.73%	0.68%	0.67%	0.63%	0.65%+
Net investment income	0.13%	0.33%	0.51%	1.08%	1.66%+
Portfolio turnover rate	13%	56%	45%	81%	64%

Short Duration Diversified Municipal Portfolio

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.61	$12.74	$12.70	$12.69	$12.68

Income From Investment Operations:
Investment income, net†	0.04	0.07	0.10	0.17	0.21
Net realized and unrealized gain (loss) on investment transactions	0.03	(0.07)	0.05	0.01	0.01

Total from investment operations	0.07	–0–	0.15	0.18	0.22

Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.10)	(0.16)	(0.21)
Distributions from net realized gain on investment transactions	(0.02)	(0.06)	(0.01)	(0.01)	–0–

Total dividends and distributions	(0.06)	(0.13)	(0.11)	(0.17)	(0.21)

Net asset value, end of period	$12.62	$12.61	$12.74	$12.70	$12.69

Total Return(a)	0.52%	(0.01)%	1.18%	1.42%	1.75%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$257,900	$273,758	$394,515	$418,586	$591,202
Average net assets (000 omitted)	$279,244	$323,922	$437,015	$515,306	$556,818
Ratio to average net assets of:
Expenses	0.62%	0.62%	0.59%	0.62%	0.62%+
Net investment income	0.29%	0.58%	0.80%	1.31%	1.65%+
Portfolio turnover rate	32%	52%	51%	39%	23%

See Footnote Summary on page 150.

New York Municipal Portfolio

	MUNICIPAL CLASS
	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.05	$14.66	$14.42	$14.53	$14.36

Income From Investment Operations:
Investment income, net†	0.35	0.38	0.43	0.44	0.44
Net realized and unrealized gain (loss) on investment transactions	0.13	(0.60)	0.24	(0.06)	0.20

Total from investment operations	0.48	(0.22)	0.67	0.38	0.64

Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.38)	(0.43)	(0.44)	(0.44)
Distributions from net realized gain on investment transactions	–0–	(0.01)	–0–	(0.05)	(0.03)

Total dividends and distributions	(0.36)	(0.39)	(0.43)	(0.49)	(0.47)

Net asset value, end of period	$14.17	$14.05	$14.66	$14.42	$14.53

Total Return(a)	3.43%	(1.52)%	4.69%	2.74%	4.55%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,433,174	$1,345,338	$1,498,388	$1,579,981	$1,745,720
Average net assets (000 omitted)	$1,371,449	$1,414,589	$1,541,811	$1,652,024	$1,752,608
Ratio to average net assets of:
Expenses	0.61%	0.61%	0.61%	0.61%	0.61%+
Net investment income	2.52%	2.67%	2.93%	3.09%	3.05%+
Portfolio turnover rate	11%	17%	14%	14%	18%

California Municipal Portfolio

	MUNICIPAL CLASS
	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.29	$14.91	$14.62	$14.85	$14.55

Income From Investment Operations:
Investment income, net†	0.33	0.38	0.45	0.46	0.47
Net realized and unrealized gain (loss) on investment transactions	0.20	(0.62)	0.29	(0.08)	0.34

Total from investment operations	0.53	(0.24)	0.74	0.38	0.81

Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.38)	(0.45)	(0.46)	(0.47)
Distributions from net realized gain on investment transactions	–0–	–0–	–0–	(0.15)	(0.04)

Total dividends and distributions	(0.33)	(0.38)	(0.45)	(0.61)	(0.51)

Net asset value, end of period	$14.49	$14.29	$14.91	$14.62	$14.85

Total Return(a)	3.78%	(1.64)%	5.11%	2.70%	5.71%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$979,252	$903,265	$991,764	$1,031,911	$1,103,565
Average net assets (000 omitted)	$934,129	$951,766	$1,026,677	$1,059,794	$1,163,905
Ratio to average net assets of:
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%+
Net investment income	2.32%	2.59%	3.03%	3.19%	3.23%+
Portfolio turnover rate	10%	23%	15%	14%	33%

See Footnote Summary on page 150.

Diversified Municipal Portfolio

	MUNICIPAL CLASS
	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.36	$14.92	$14.65	$14.75	$14.53

Income From Investment Operations:
Investment income, net†	0.33	0.38	0.41	0.45	0.45
Net realized and unrealized gain (loss) on investment transactions	0.18	(0.54)	0.29	(0.03)	0.25

Total from investment operations	0.51	(0.16)	0.70	0.42	0.70

Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.38)	(0.42)	(0.45)	(0.46)
Distributions from net realized gain on investment transactions	0.00 (c)	(0.02)	(0.01)	(0.07)	(0.02)

Total dividends and distributions	(0.34)	(0.40)	(0.43)	(0.52)	(0.48)

Net asset value, end of period	$14.53	$14.36	$14.92	$14.65	$14.75

Total Return(a)	3.58%	(1.10)%	4.81%	2.96%	4.90%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,618,712	$4,269,409	$4,684,176	$4,907,931	$5,129,063
Average net assets (000 omitted)	$4,395,640	$4,465,399	$4,839,804	$4,991,204	$5,176,769
Ratio to average net assets of:
Expenses	0.56%	0.56%	0.56%	0.56%	0.56%+
Net investment income	2.32%	2.58%	2.79%	3.08%	3.10%+
Portfolio turnover rate	19%	19%	16%	18%	21%

See Footnote Summary on page 150.

FINANCIAL HIGHLIGHTS

Financial Highlights	Fixed-Income Taxable Portfolios • U.S. Government Short Duration Portfolio • Short Duration Plus Portfolio • Intermediate Duration Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2014 annual report, which is available upon request.

U.S. Government Short Duration Portfolio

	Year Ended September 30,
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$12.54		$12.73	$12.82	$12.89	$12.70

Income From Investment Operations:
Investment income, net†	0.00	(c)	0.00 (c)	0.02	0.09	0.10
Net realized and unrealized gain (loss) on investment transactions	0.02		(0.09)	0.05	0.02	0.22

Total from investment operations	0.02		(0.09)	0.07	0.11	0.32

Less Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.07)	(0.07)	(0.13)	(0.13)
Distributions from net realized gain on investment transactions	–0–		(0.03)	(0.09)	(0.05)	–0–

Total dividends and distributions	(0.05)		(0.10)	(0.16)	(0.18)	(0.13)

Net asset value, end of period	$12.51		$12.54	$12.73	$12.82	$12.89

Total Return(a)	0.17%		(0.71)%	0.55%	0.87%	2.55%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$44,925		$52,870	$111,263	$130,219	$163,015
Average net assets (000 omitted)	$48,774		$82,099	$126,795	$149,555	$175,298
Ratio to average net assets of:
Expenses	0.78%		0.70%	0.68%	0.64%	0.64%+
Net investment income	0	%(d)	(0.03)%‡	0.14%‡	0.67%	0.81%+
Portfolio turnover rate	55%		86%	95%	170%	181%

Short Duration Plus Portfolio

	SHORT DURATION PLUS CLASS
	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.74	$11.91	$11.89	$11.92	$11.65

Income From Investment Operations:
Investment income, net†	0.06	0.05	0.06	0.12	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03	(0.11)	0.06	(0.01)	0.29

Total from investment operations	0.09	(0.06)	0.12	0.11	0.49

Less Dividends:
Dividends from net investment income	(0.09)	(0.11)	(0.10)	(0.14)	(0.22)

Net asset value, end of period	$11.74	$11.74	$11.91	$11.89	$11.92

Total Return(a)	0.75%	(0.51)%	1.04%	0.96%	4.29	%*

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$313,410	$395,172	$549,979	$629,603	$534,551
Average net assets (000 omitted)	$347,138	$467,653	$544,248	$624,052	$481,956
Ratio to average net assets of:
Expenses	0.62%	0.60%	0.62%	0.60%	0.62	%+
Net investment income	0.55%	0.39%‡	0.47%‡	0.99%	1.69	%+
Portfolio turnover rate**	67%	120%	134%	99%	107%

See Footnote Summary on page 150.

Intermediate Duration Portfolio

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.47	$14.24	$14.16	$14.13	$13.18

Income From Investment Operations:
Investment income, net†	0.39	0.36	0.36	0.50	0.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.27	(0.61)	0.40	0.18	0.97
Contributions from Manager	0	0.00 (c)	0.01	–0–	–0–

Total from investment operations	0.66	(0.25)	0.77	0.68	1.51

Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.41)	(0.38)	(0.50)	(0.56)
Distributions from net realized gain on investment transactions	(0.03)	(0.11)	(0.31)	(0.15)	0

Total dividends and distributions	0.41	(0.52)	0.69	0.65	0.56

Net asset value, end of period	$13.72	$13.47	$14.24	$14.16	$14.13

Total Return(a)	4.96%	(1.82)%*	5.65%#	5.09%	11.68	%*

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,848,564	$3,966,383	$4,821,926	$5,159,683	$5,375,563
Average net assets (000 omitted)	$3,885,193	$4,405,415	$4,944,151	$5,261,269	$5,305,650
Ratio to average net assets of:
Expenses	0.58%	0.57%	0.57%	0.56%	0.56	%+
Net investment income	2.86%	2.57%	2.56%	3.55%	3.99	%+
Portfolio turnover rate**	244%	200%	154%	110%	90%

Financial	Highlights (notes)

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively, the Short Duration Plus Portfolio for the year ended September 30, 2010 by 0.01% and the Intermediate Duration Portfolio for the year ended September 30, 2013 by 0.01%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

#	Includes the Manager’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.

†	Based on average shares outstanding.

‡	Net of fees and expenses waived by the Manager.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and September 30, 2010, without taking into account these transaction fees would have been 4.67%, 0.14%, 12.34%, (21.38)%, and 18.55%, respectively.

(c)	Amount is less than $0.005.

(d)	Amount is less than 0.005%.

FINANCIAL HIGHLIGHTS

Financial Highlights	Overlay Portfolios • Overlay A Portfolio • Tax-Aware Overlay A Portfolio • Overlay B Portfolio • Tax-Aware Overlay B Portfolio • Tax-Aware Overlay C Portfolio • Tax-Aware Overlay N Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2014 annual report, which is available upon request.

Overlay A Portfolio

	CLASS 1
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.91	$10.37	$10.94	$10.87	$10.00

Income From Investment Operations:
Investment income, net†	0.09	0.07	0.05	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.05	1.55	0.36	0.25	0.85
Contributions from Manager	–0–	0.00 (c)	–0–	–0–	–0–

Total from investment operations	1.14	1.62	0.41	0.28	0.87

Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.08)	(0.11)	(0.05)	–0–
Distributions from net realized gain on investment transactions	–0–	–0–	(0.87)	(0.16)	–0–

Total dividends and distributions	(0.17)	(0.08)	(0.98)	(0.21)	–0–

Net asset value, end of period	$12.88	$11.91	$10.37	$10.94	$10.87

Total Return(d)	9.58%	15.69%	4.08%	2.51%	8.70%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,513,474	$1,358,991	$1,218,127	$1,178,056	$763,900
Average net assets (000 omitted)	$1,462,653	$1,276,696	$1,215,244	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%	1.15%	1.16%	1.17%	1.20	%*+
Expenses, before waivers/reimbursement(e)	1.15%	1.15%	1.16%	1.17%	1.27	%*+
Net investment income	0.68%	0.65%	0.47%	0.29%	0.26	%*+(b)
Portfolio turnover rate	104%	165%	99%	70%	29%

See Footnote Summary on page 157.

Overlay A Portfolio

	CLASS 2
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.94	$10.39	$10.96	$10.88	$10.00

Income From Investment Operations:
Investment income, net†	0.11	0.10	0.07	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.05	1.55	0.36	0.24	0.85
Contributions from Manager	–0–	0.00 (c)	–0–	–0–	–0–

Total from investment operations	1.16	1.65	0.43	0.30	0.88

Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.10)	(0.13)	(0.06)	–0–
Distributions from net realized gain on investment transactions	–0–	–0–	(0.87)	(0.16)	–0–

Total distributions	(0.20)	(0.10)	(1.00)	(0.22)	–0–

Net asset value, end of period	$12.90	$11.94	$10.39	$10.96	$10.88

Total Return(d)	9.82%	15.99%	4.26%	2.72%	8.80%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$367,259	$313,421	$238,054	$215,163	$103,467
Average net assets (000 omitted)	$352,881	$259,853	$238,644	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	0.95%	0.95%	0.96%	0.97%	1.00	%*+
Expenses, before waivers/reimbursement(e)	0.95%	0.95%	0.96%	0.97%	1.10	%*+
Net investment income	0.88%	0.86%	0.66%	0.51%	0.42	%*+(b)
Portfolio turnover rate	104%	165%	99%	70%	29%

Tax-Aware Overlay A Portfolio

	CLASS 1
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.40	$10.57	$10.75	$10.74	$10.00

Income From Investment Operations:
Investment income (loss), net†	0.08	0.05	0.04	0.03	(0.00	)(b)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.24	1.82	0.21	0.12	0.74
Contributions from Manager	–0–	0.00 (c)	–0–	0.00 (c)	–0–

Total from investment operations	1.32	1.87	0.25	0.15	0.74

Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.02)	–0–	–0–
Distributions from net realized gain on investment transactions	–0–	–0–	(0.41)	(0.14)	–0–

Total dividends and distributions	(0.08)	(0.04)	(0.43)	(0.14)	–0–

Net asset value, end of period	$13.64	$12.40	$10.57	$10.75	$10.74

Total Return(d)	10.63%	17.74%	2.38%	1.33%	7.40%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,003,685	$2,609,140	$2,183,824	$2,039,576	$1,358,482
Average net assets (000 omitted)	$2,867,927	$2,355,106	$2,171,291	$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.13%	1.13%	1.14%	1.14%	1.20	%*+
Expenses, before waivers/reimbursement(e)	1.13%	1.13%	1.14%	1.14%	1.23	%*+
Net investment income (loss)	0.58%	0.48%	0.42%	0.24%	(0.01	)%*+(b)
Portfolio turnover rate	102%	150%	86%	71%	37%

See Footnote Summary on page 157.

Tax-Aware Overlay A Portfolio

	CLASS 2
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.43	$10.60	$10.78	$10.76	$10.00

Income From Investment Operations:
Investment income, net†	0.10	0.08	0.07	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.25	1.81	0.20	0.12	0.75
Contributions from Manager	–0–	0.00 (c)	–0–	0.00 (c)	–0–

Total from investment operations	1.35	1.89	0.27	0.17	0.76

Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.06)	(0.04)	(0.01)	–0–
Distributions from net realized gain on investment transactions	–0–	–0–	(0.41)	(0.14)	–0–

Total dividends and distributions	(0.10)	(0.06)	(0.45)	(0.15)	–0–

Net asset value, end of period	$13.68	$12.43	$10.60	$10.78	$10.76

Total Return(d)	10.88%	17.94%	2.57%	1.51%	7.60%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$909,475	$792,791	$648,996	$607,676	$347,555
Average net assets (000 omitted)	$861,528	$701,320	$653,109	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	0.93%	0.93%	0.94%	0.95%	1.00	%*+
Expenses, before waivers/reimbursement(e)	0.93%	0.93%	0.94%	0.95%	1.04	%*+
Net investment income	0.78%	0.68%	0.62%	0.45%	0.19	%*+(b)
Portfolio turnover rate	102%	150%	86%	71%	37%

Overlay B Portfolio

	CLASS 1
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.13	$10.98	$10.75	$10.83	$10.00

Income From Investment Operations:
Investment income, net†	0.09	0.06	0.07	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.57	0.41	0.50	0.17	0.77
Contributions from Manager	–0–	0.00 (c)	–0–	–0–	0.00	(c)

Total from investment operations	0.66	0.47	0.57	0.28	0.83

Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.14)	(0.25)	(0.08)	–0–
Distributions from net realized gain on investment transactions	(0.65)	(0.18)	(0.09)	(0.28)	–0–

Total dividends and distributions	(0.95)	(0.32)	(0.34)	(0.36)	–0–

Net asset value, end of period	$10.84	$11.13	$10.98	$10.75	$10.83

Total Return(d)	6.37%	4.40%	5.39%	2.66%	8.30%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$918,955	$845,566	$861,886	$780,228	$557,549
Average net assets (000 omitted)	$880,703	$859,978	$841,055	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	0.86%	0.87%	0.87%	0.90	%*+
Expenses, before waivers/reimbursement	0.86%	0.86%	0.87%	0.87%	0.98	%*+
Net investment income	0.83%	0.53%	0.68%	1.02%	0.92	%+*(b)
Portfolio turnover rate	93%	138%	111%	98%	38%

See Footnote Summary on page 157.

Overlay B Portfolio

	CLASS 2
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.13	$10.99	$10.76	$10.83	$10.00

Income From Investment Operations:
Investment income, net†	0.10	0.07	0.09	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.59	0.41	0.49	0.17	0.76
Contributions from Manager	–0–	0.00 (c)	–0–	–0–	0.00	(c)

Total from investment operations	0.69	0.48	0.58	0.30	0.83

Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.16)	(0.26)	(0.09)	–0–
Distributions from net realized gain on investment transactions	(0.65)	(0.18)	(0.09)	(0.28)	–0–

Total dividends and distributions	(0.97)	(0.34)	(0.35)	(0.37)	–0–

Net asset value, end of period	$10.85	$11.13	$10.99	$10.76	$10.83

Total Return(d)	6.64%	4.55%	5.53%	2.85%	8.30%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$200,096	$187,416	$201,385	$145,789	$84,559
Average net assets (000 omitted)	$195,463	$184,611	$178,148	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%	0.71%	0.72%	0.73%	0.75	%*+
Expenses, before waivers/reimbursement	0.71%	0.71%	0.72%	0.73%	0.86	%*+
Net investment income	0.98%	0.67%	0.82%	1.18%	1.06	%*+(b)
Portfolio turnover rate	93%	138%	111%	98%	38%

Tax-Aware Overlay B Portfolio

	CLASS 1
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.37	$11.01	$10.55	$10.62	$10.00

Income From Investment Operations:
Investment income, net†	0.13	0.12	0.10	0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.55	0.42	0.49	0.20	0.60

Total from investment operations	0.68	0.54	0.59	0.28	0.62

Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.11)	(0.08)	(0.03)	–0–
Distributions from net realized gain on investment transactions	(0.75)	(0.07)	(0.05)	(0.32)	–0–

Total dividends and distributions	(0.94)	(0.18)	(0.13)	(0.35)	–0–

Net asset value, end of period	$11.11	$11.37	$11.01	$10.55	$10.62

Total Return(d)	6.24%	4.96%	5.60%	2.61%	6.20%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,239,990	$1,147,060	$1,143,322	$1,033,989	$660,484
Average net assets (000 omitted)	$1,197,761	$1,138,909	$1,117,359	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.84%	0.84%	0.84%	0.86%	0.90	%*+
Expenses, before waivers/reimbursement	0.84%	0.84%	0.84%	0.86%	0.97	%*+
Net investment income	1.14%	1.07%	0.91%	0.71%	0.40	%*+(b)
Portfolio turnover rate	21%	67%	21%	15%	26%

See Footnote Summary on page 157.

Tax-Aware Overlay B Portfolio

	CLASS 2
	Year Ended September 30,				February 8 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.40	$11.03	$10.57	$10.63	$10.00

Income From Investment Operations:
Investment income, net†	0.14	0.14	0.12	0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.55	0.42	0.48	0.20	0.60

Total from investment operations	0.69	0.56	0.60	0.29	0.63

Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.12)	(0.09)	(0.03)	–0–
Distributions from net realized gain on investment transactions	(0.75)	(0.07)	(0.05)	(0.32)	–0–

Total dividends and distributions	(0.96)	(0.19)	(0.14)	(0.35)	–0–

Net asset value, end of period	$11.13	$11.40	$11.03	$10.57	$10.63

Total Return(d)	6.35%	5.17%	5.73%	2.80%	6.30%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$565,264	$503,579	$568,815	$526,880	$297,618
Average net assets (000 omitted)	$525,543	$520,827	$558,652	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	0.69%	0.69%	0.71%	0.75	%*+
Expenses, before waivers/reimbursement	0.69%	0.69%	0.69%	0.71%	0.84	%*+
Net investment income	1.30%	1.22%	1.06%	0.86%	0.55	%*+(b)
Portfolio turnover rate	21%	67%	21%	15%	26%

Tax-Aware Overlay C Portfolio

	CLASS 1
	Year Ended September 30,				February 8 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.33	$10.98	$10.50	$10.66	$10.00

Income From Investment Operations:
Investment income, net†	0.09	0.09	0.09	0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.58	0.41	0.50	0.15	0.64

Total from investment operations	0.67	0.50	0.59	0.22	0.66

Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.09)	(0.07)	(0.02)	–0–
Distributions from net realized gain on investment transactions	(0.76)	(0.06)	(0.04)	(0.36)	–0–

Total dividends and distributions	(0.91)	(0.15)	(0.11)	(0.38)	–0–

Net asset value, end of period	$11.09	$11.33	$10.98	$10.50	$10.66

Total Return(d)	6.25%	4.65%	5.67%	2.13%	6.60%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$328,626	$291,548	$272,315	$243,235	$171,603
Average net assets (000 omitted)	$312,283	$283,838	$262,729	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%	0.88%	0.89%	0.89%	0.90	%*+
Expenses, before waivers/reimbursement	0.88%	0.88%	0.89%	0.89%	1.06	%*+
Net investment income	0.83%	0.81%	0.83%	0.62%	0.32	%*+(b)
Portfolio turnover rate	29%	82%	19%	13%	33%

See Footnote Summary on page 157.

Tax-Aware Overlay C Portfolio

	CLASS 2
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.35	$10.99	$10.51	$10.67	$10.00

Income From Investment Operations:
Investment income, net†	0.11	0.11	0.11	0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.58	0.42	0.50	0.15	0.64

Total from investment operations	0.69	0.53	0.61	0.23	0.67

Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.09)	(0.03)	–0–
Distributions from net realized gain on investment transactions	(0.76)	(0.06)	(0.04)	(0.36)	–0–

Total dividends and distributions	(0.93)	(0.17)	(0.13)	(0.39)	–0–

Net asset value, end of period	$11.11	$11.35	$10.99	$10.51	$10.67

Total Return(d)	6.44%	4.86%	5.81%	2.21%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$177,331	$186,108	$160,947	$151,838	$68,459
Average net assets (000 omitted)	$186,833	$174,348	$162,199	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	0.73%	0.74%	0.74%	0.75	%*+
Expenses, before waivers/reimbursement	0.73%	0.73%	0.74%	0.74%	0.96	%*+
Net investment income	0.97%	0.95%	0.98%	0.79%	0.47	%*+(b)
Portfolio turnover rate	29%	82%	19%	13%	33%

Tax-Aware Overlay N Portfolio

	CLASS 1
	Year Ended September 30,					February 8, 2010(a) to September 30,
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$11.25	$10.91	$10.47	$10.63		$10.00

Income From Investment Operations:
Investment income, net†	0.11	0.09	0.08	0.06	(b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.58	0.41	0.48	0.17		0.62

Total from investment operations	0.69	0.50	0.56	0.23		0.63

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.07)	(0.02)		–0–
Distributions from net realized gain on investment transactions	(0.75)	(0.08)	(0.05)	(0.37)		–0–

Total dividends and distributions	(0.91)	(0.16)	(0.12)	(0.39)		–0–

Net asset value, end of period	$11.03	$11.25	$10.91	$10.47		$10.63

Total Return(d)	6.51%	4.67%	5.37%	2.20%		6.30%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$337,663	$311,105	$314,941	$290,436		$187,654
Average net assets (000 omitted)	$323,433	$308,859	$309,928	$250,755		$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.90%	0.89%	0.89%	0.90%		0.90	%*+
Expenses, before waivers/reimbursement	0.90%	0.89%	0.89%	0.91%		1.08	%*+
Net investment income	1.03%	0.85%	0.75%	0.59	%(b)	0.18	%*+(b)
Portfolio turnover rate	31%	72%	29%	14%		39%

See Footnote Summary on page 157.

Tax-Aware Overlay N Portfolio

	CLASS 2
	Year Ended September 30,					February 8, 2010(a) to September 30,
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$11.28	$10.93	$10.49	$10.64		$10.00

Income From Investment Operations:
Investment income, net†	0.13	0.11	0.10	0.08	(b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.57	0.42	0.47	0.17		0.62

Total from investment operations	0.70	0.53	0.57	0.25		0.64

Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.10)	(0.08)	(0.03)		–0–
Distributions from net realized gain on investment transactions	(0.75)	(0.08)	(0.05)	(0.37)		–0–

Total dividends and distributions	(0.93)	(0.18)	(0.13)	(0.40)		–0–

Net asset value, end of period	$11.05	$11.28	$10.93	$10.49		$10.64

Total Return(d)	6.62%	4.87%	5.50%	2.38%		6.40%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$61,071	$56,146	$61,587	$47,730		$32,066
Average net assets (000 omitted)	$60,453	$58,420	$57,931	$41,437		$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.75%	0.74%	0.74%	0.75%		0.75	%*+
Expenses, before waivers/reimbursement	0.75%	0.74%	0.74%	0.76%		1.05	%*+
Net investment income	1.17%	1.00%	0.90%	0.73	%(b)	0.33	%*+(b)
Portfolio turnover rate	31%	72%	29%	14%		39%

*	Annualized.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Commencement of operations.

(b)	Net of fees waived/reimbursed by the Manager.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	CLASS 2
	Year Ended September 30,				February 8, 2010(a) to September 30,
	2014	2013	2012	2011	2010
Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.15%	1.15%	1.16%	1.17%	1.20	%*+
Before waivers/reimbursements	1.15%	1.15%	1.16%	1.17%	1.27	%*+
Class 2
Net of waivers/reimbursements	0.95%	0.95%	0.96%	0.97%	1.00	%*+
Before waivers/reimbursements	0.95%	0.95%	0.96%	0.97%	1.10	%*+
Tax-Aware Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.13%	1.13%	1.14%	1.14%	1.20	%*+
Before waivers/reimbursements	1.13%	1.13%	1.14%	1.14%	1.23	%*+
Class 2
Net of waivers/reimbursements	0.93%	0.93%	0.94%	0.95%	1.00	%*+
Before waivers/reimbursements	0.93%	0.93%	0.94%	0.95%	1.04	%*+

FINANCIAL HIGHLIGHTS

Financial Highlights	Fixed-Income Taxable Portfolios • Intermediate Duration Institutional Portfolio	The financial highlights table is intended to help you understand the financial performance of the Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the most recently completed five fiscal-year-end periods has been audited by Ernst & Young LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s 2014 annual report, which is available upon request.

Intermediate Duration Institutional Portfolio

	Year Ended September 30,
	2014	2013		2012	2011	2010
Net asset value, beginning of period	$15.52	$16.39		$16.17	$16.08	$15.10

Income From Investment Operations
Investment income, net†	0.48	0.43		0.41	0.57	0.65
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	(0.70)		0.47 *	0.25	1.08
Contributions from Manager	–0–	–0–		0.01 *	–0–	–0–

Total from investment operations	0.79	(0.27)		0.89	0.82	1.73

Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.50)		(0.43)	(0.58)	(0.66)
Dividends from net realized gain on investment transactions	(0.09)	(0.10)		(0.24)	(0.15)	(0.09)

Total dividends and distributions	(0.54)	(0.60)		(0.67)	(0.73)	(0.75)

Net asset value, end of period	$15.77	$15.52		$16.39	$16.17	$16.08

Total Return(a)	5.21%	(1.67	)%**	5.70%#	5.30%	11.76%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$634,032	$732,790		$1,105,227	$1,207,593	$1,123,905
Average net assets (000 omitted)	$707,180	$970,083		$1,146,019	$1,143,740	$1,105,250
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	0.45%		0.45%	0.45%	0.45%+
Expenses, before waivers/reimbursements	0.58%	0.55%		0.54%	0.54%	0.54%+
Net investment income	3.08%	2.67%		2.54%	3.61%	4.19%+
Portfolio turnover rate	260%	193%		136%	121%	105%

†	Based on average shares outstanding.

*	Amount reclassified from realized gain (loss) on investment transactions.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the year ended September 30, 2013 by 0.01%.

#	Includes the Manager’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios’ annual and semi-annual reports to shareholders contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios’ SAI and the independent registered public accounting firms’ reports and financial statements in each Portfolio’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your Bernstein advisor, or by contacting the Manager:

By Mail:	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

By Phone:	(212) 486-5800

On the Internet:	www.bernstein.com

Or you may view or obtain these documents from the Commission:

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.
•	Reports and other information about the Portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.
•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington DC 20549-1520.

Fund	SEC File No.
Sanford C. Bernstein Fund, Inc.	811-05555
Sanford C. Bernstein Fund II, Inc.	811-21034

Privacy Notice

(This information is not part of the Prospectus)

At Bernstein, protecting the privacy and confidentiality of our clients’ personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client’s name, address, social security number, assets, and income) and (2) information about our clients’ transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

PRO-0119-0115

SANFORD C. BERNSTEIN FUND II, INC.

1345 Avenue of the Americas

New York, New York 10105

(212) 756-4097

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2015

This Statement of Additional Information (“SAI”) of the Sanford C. Bernstein Fund II, Inc. (the “Fund”) is not a prospectus, and should be read in conjunction with the Fund’s Prospectus, dated January 30, 2015, which may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number. Certain financial statements from the Fund’s annual report dated September 30, 2014 are incorporated by reference into this SAI. Copies of the Fund’s Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number or on the Internet at www.bernstein.com. The Fund has one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) (Exchange Ticker Symbol: SIIDX). Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

FUND HISTORY

The Fund was incorporated under the laws of the state of Maryland on February 7, 2002 and is a diversified, open-end management investment company.

The term “net assets” as used in this SAI means net assets plus any borrowings.

INVESTMENT STRATEGIES AND RELATED RISKS

For a summary description of the objective, principal investment strategies and policies of the Portfolio, see the sections of the Fund’s Prospectus entitled “Investment Objective,” “Principal Strategies,” “Principal Risks,” “Bar Chart and Performance Information” and “Fees and Expenses of the Portfolio,” as well as the section entitled “Additional Information About Principal Investment Strategies and Risks.” The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

AllianceBernstein L.P. (“AllianceBernstein” or the “Manager”) evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, the Portfolio may invest in any of the securities described in the Prospectus and this SAI. In addition, the Portfolio may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

Except for those policies and objectives of the Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of the Portfolio may be changed by the Fund’s Board of Directors (the “Board”) without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that the Portfolio will achieve its investment objective.

To identify attractive bonds for the Portfolio, the Manager evaluates securities and sectors to identify the most attractive securities in the market at a given time—those offering the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for the Portfolio.

In addition to these policies, the Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”); SP-1 by Standard & Poor’s, F-1 by Fitch or MIG 1 or VMIG 1 by Moody’s; A-1 by Standard & Poor’s, or P-1 by Moody’s (or, if unrated, determined by the Manager to be of comparable quality). The Portfolio may invest in securities rated CCC by Standard & Poor’s and Fitch, or Caa by Moody’s. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor’s, Fitch or

3

Moody’s; below SP-1 or A-1 by Standard & Poor’s, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody’s. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor’s and Fitch or Baa by Moody’s are investment grade. Securities that are rated BB, B or CCC by Standard & Poor’s and Fitch, or Ba, B or Caa by Moody’s are considered to be speculative with regard to the payment of interest and principal.

In addition to these policies, the Portfolio has policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of the Portfolio depends on the Manager’s interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

The maturity composition of the Portfolio depends upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of the Portfolio’s shares fluctuates with the value of its investments.

The Portfolio may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

4

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

If the Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolio may also purchase asset-backed securities (“ABS”) that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

The Portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on

5

the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Portfolio if invested in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. In purchasing these subordinated notes, the Portfolio will therefore have a higher likelihood of loss than investors in the senior notes.

The Portfolio may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Portfolio, or if the maturity of a security is extended after purchase by the Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

INVESTMENT RESTRICTIONS

The Portfolio is subject to fundamental investment restrictions. The fundamental restrictions applicable to the Portfolio may not be changed without the approval of the holders of at least a majority of the outstanding securities of the Portfolio. A “majority of the outstanding securities” of the Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

6

Investment Restrictions of the Portfolio

The Portfolio’s fundamental policies are as follows:

The Portfolio is diversified as defined in the Investment Company Act of 1940, as amended (“1940 Act”).

1.	The Portfolio may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

2.	The Portfolio may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

3.	The Portfolio may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

4.	The Portfolio may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5.	The Portfolio may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts.

6.	The Portfolio may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

7

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Portfolio does not or currently does not intend to:

7.	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute securities on margin;

8.	Make short sales of securities or maintain a short position; or

9.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of the Portfolio’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) that have a readily available market, and commercial paper exempted from registration under the 1933 Act pursuant to Section 4(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

For purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

INVESTMENTS

Subject to the Portfolio’s investment policies, the Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers’ acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities (as defined below) or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; (xiv) foreign securities; and (xv) investments in other investment companies. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolio. Some information regarding some of these types of investments is provided below.

Mortgage-Related Securities

Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as “mortgage-related securities.” Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

8

One type of mortgage-related security is a Government National Mortgage Association (“GNMA”) Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association (“FNMA”) Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Portfolio might invest is a Federal Home Loan Mortgage Corporation (“FHLMC”) Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, due to the value of FHLMC’s and FNMA’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

The Portfolio may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolio will take such insurance into account in determining whether to invest in such pools.

The Portfolio may invest in Real Estate Mortgage Investment Conduits (“REMICs”) and collateralized mortgage obligations (“CMOs”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolio may invest in debt obligations that are REMICs or CMOs, provided that the entity issuing the REMIC or CMO is not a registered investment company.

Payments to the Portfolio from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolio generally receives prepayments of principal in addition to the principal that is part of the regular monthly payments.

9

A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolio normally does not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it invests such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolio is, however, reflected in dividends to shareholders.

Asset-Backed Securities

The Portfolio may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolio.

In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

10

Municipal Securities

Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax (“Municipal Securities”). The Portfolio may also invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax.

Municipal Securities include “private activity bonds” such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund’s Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolio’s investment objective depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the Securities and Exchange Commission (“SEC”) although from time to time there have been proposals which would require registration in the future.

11

After purchase by the Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sale of such security by the Portfolio, but the Manager will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody’s, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund’s quality criteria as described in the Prospectus.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolio would be affected and, to the extent that the Portfolio invests in Municipal Securities, the value of the Portfolio would be affected.

Private Placements

The Portfolio may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the 1933 Act so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

Where registration of restricted securities is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

12

Rule 144A facilitates resales of restricted securities in the U.S. by “qualified institutional buyers.” Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio’s limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio’s securities could be adversely affected.

Loan Participations and Assignments

The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. The Portfolio’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The Portfolio’s investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or higher.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s portfolio and calculating its asset value.

13

Foreign (Non-U.S.) Securities

While the Portfolio generally invests in domestic securities, the Portfolio may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolio. The Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. The Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include:

Other Risks

Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

14

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Less Sophisticated Regulatory and Legal Framework

In emerging market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

15

Less Information on Companies and Markets

Many of the foreign securities held by the Portfolio will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Below Investment-Grade Bonds

Much emerging market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody’s. Securities that are rated BBB, A-2 or SP-2 by S&P BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value (“NAV”) of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

Social, Political and Economic Instability

Investments in emerging market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

16

Certain emerging market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the Portfolio’s ability to repatriate capital or income. The possibility exists that economic development in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

Warrants

The Portfolio may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

The Portfolio may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

17

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolio expects to invest no more than 5% of its net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolio limits its purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor’s, Fitch or Moody’s or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolio limits its purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor’s, Fitch or Moody’s or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolio are not insured.

Convertible Securities

The Portfolio may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolio, subject to Board guidelines.

18

Derivatives

The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, the Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives – options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by the Portfolio are described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is backed by an exchange or clearinghouse and non-cleared bilateral “over-the-counter” (“OTC”) transactions where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or

19

settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Generally, other than as described below, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, among other types of swaps, are (or soon will be) subject to mandatory central clearing and trading on a registered electronic facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. The Portfolio posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is expected to reduce counterparty risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission (“CFTC”) approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio’s interest.

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

20

•	Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

•	Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

•	Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulates OTC derivatives for the first time. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral the Portfolio is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to the Portfolio in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

21

As discussed above, OTC derivatives are subject to Credit Risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, the Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for the Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which the Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If the Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Portfolio as market changes continue to be implemented. The overall impact of Dodd-Frank on the Portfolio remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or

22

proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which the Portfolio invests and its ability to execute its investment strategy.

•	Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the Portfolio’s counterparty to perform its obligations under the transaction. If the counterparty defaults, the Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose the Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. The Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•	Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Other. The Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”), including registration as a “commodity pool operator”. Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Portfolio uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the Portfolio. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Portfolio.

23

Use of Options, Futures, Forwards and Swaps by the Portfolio

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. The Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Portfolio may also use forward currency exchange contracts to seek to increase total return where the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, the Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio’s obligations under any forward currency exchange contracts.

24

Options on Securities

The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid. Options may also be purchased to alter the effective duration of the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolio. A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if the Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

The Portfolio may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

25

By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so.

Options on Securities Indexes

An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

The Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If the Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

26

The purchase of call options on securities indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

Other Option Strategies

In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

Options on Foreign Currencies

The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

27

The Portfolio may write options on foreign currencies, including for hedging purposes. For example, where the Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Portfolio may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by the Portfolio and do not present attractive investment opportunities. For example, the Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

28

Futures Contracts and Options on Futures Contracts

Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

The Portfolio purchases and sells futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by the Portfolio will be traded on exchanges or over-the-counter. The Portfolio may purchase or sell options on futures contracts for hedging or other purposes.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio’s current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio’s portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

29

Conversely, the Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The Portfolio may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

The Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, the Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect the Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio’s portfolio. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put

30

option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Portfolio may write (i.e., sell) only covered put and call options on futures contracts. The Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. The Portfolio is considered “covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolio may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

If the Manager wishes to shorten the effective duration of the Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of the Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolio’s use of futures contracts will not result in leverage.

31

Credit Default Swap Agreements

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “par value” (full notional value) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

The Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Currency Swaps

The Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolio may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.” Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolio’s obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio’s custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest short-term rating category of at least one nationally recognized rating organization at the time of

32

entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Swaps: Interest Rate Transactions

The Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The Portfolio also may invest in interest rate transaction futures.

Interest rate swaps involve the exchange by the Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. The Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

The Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets.

33

Inflation (CPI) Swaps

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Total Return Swaps

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, among other types of swaps, are, or soon will be subject to mandatory central clearing and trading on a registered electronic facility. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

Eurodollar Instruments

Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

34

Structured Products

The Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and less expensive for the Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: The Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of

35

which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, the Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Portfolio would receive as an investor in the trust. The

36

Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers from time to time.

Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to the Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, the Portfolio obtains additional cash to invest on other securities. The Portfolio may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Portfolio’s shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Portfolio on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

37

Currency Transactions

The Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio’s revenues will be received in such currencies. In addition, the Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolio’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio’s income. The Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

The Portfolio will incur costs in connection with conversions between various currencies. The Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the Portfolio may enter into a forward contract which provides for settlement by one party making a

38

single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolio does not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the Portfolio will succeed in pursuing contractual remedies. The Portfolio assumes the risk that it may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

39

Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, the Portfolio is compensated for entering into the fee roll by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by the Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

When-Issued Securities and Forward Commitments

The Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. At the time the Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund’s custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or

40

dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If the Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging the Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

Investments in Other Investment Companies

The Portfolio may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Portfolio acquires shares in investment companies, shareholders would bear indirectly, the

41

expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio’s expenses. The Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory decisions.

Special Risk Considerations for Lower-Rated Securities

Securities rated Ba by Moody’s or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, (“lower-rated securities”) are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

The ratings of fixed-income securities by Moody’s, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody’s, S&P and Fitch ratings.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio’s securities. In considering investments for the Portfolio, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

42

Non-rated fixed-income securities will also be considered for investment by the Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

In seeking to achieve the Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Loans of Portfolio Securities

The Portfolio may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower’s default. In determining whether to lend securities to a particular borrower, the Manager (subject to the oversight of the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount-i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

The Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distribution from the securities.

The Portfolio may invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be managed by the Manager. Any such investment of cash collateral will be subject to the money market fund’s investment risk. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

43

The Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Event-Linked Securities

Event-linked securities are variable rate or fixed-rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, the Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Portfolio holds a fixed-income security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Portfolio will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

44

DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INDEPENDENT DIRECTORS

Chairman of the Board Marshall C. Turner, Jr.,# 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing) from 2003 to 2006, and interim CEO from 1999 to 2000. He has extensive operating and early stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He is Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2010 until July 2014

45

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
John H. Dobkin # 72 (2002)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 to 2002; Senior Advisor from June 1999 to June 2000 and President of Historic Hudson Valley (historic preservation) from 1989 to 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992.	116	None

Michael J. Downey,# 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010 and The Merger Fund (registered investment company) since prior to 2010 until 2013

46

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
William H. Foulk, Jr.,# 82 (2002)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983 and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013.	116	None

D. James Guzy,# 78 (2005)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 to 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

47

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
Nancy P. Jacklin,# 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (law firm) (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of one or more of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

48

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
Garry L. Moody,# 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (accounting firm) from 1995 to 2008 where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company from 1993 to 1995; and Partner, Ernst & Young LLP from 1975 to 1993, where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

49

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
Earl D. Weiner,# 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

INTERESTED DIRECTOR

Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of the Manager‡ and head of AllianceBernstein Investments Inc. (“ABI”)‡ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Manager’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Manager’s institutional investment management business, with which he has been associated since prior to 2004.	116	None

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

50

**	There is no stated term of office for the Fund’s Directors.
#	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.
†	Mr. Keith is an “interested person,” as defined in the 1940 Act, because of his affiliation with the Manager.
‡	The Manager and ABI are affiliates of the Fund.

The business and affairs of the Fund are managed under the direction of the Board. Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Governance and Nominating Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee’s consideration of Directors appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve (or continue to serve) as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as

51

noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the Independent Directors Committees since 2003, served as Chairman of the AB Funds from 2003 through December 2013 and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Manager, with responsibility to, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since 2007. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund’s other service providers in the operations of the Portfolio in accordance with the Portfolio’s investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit,

52

Governance and Nominating, and Independent Directors Committees—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board of Director’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

Risk Oversight. The Portfolio is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolio resides with the Manager or other service providers (depending on the nature of the risk), subject to supervision by the Manager. The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolio; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. The Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolio’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund’s Independent Compliance Officer, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolio and the Manager’s risk management programs. In addition, the Directors receive regular updates on cyber security matters.

53

Not all risks that may affect the Portfolio can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Portfolio’s ability to manage risk is subject to substantial limitations.

The Board has three standing committees of the Board – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met three times during the Fund’s most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the Fund’s most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, the Manager, stockholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of an upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

54

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of the receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by

55

shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Agreements. The Independent Directors Committee met eight times during the Fund’s most recently completed fiscal year.

The following table sets forth the dollar range of equity securities in the Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment advisory services (collectively, the “AllianceBernstein Fund Complex”) owned by each Director, if any, as of December 31, 2014.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the AllianceBernstein Fund Complex
Interested Director:
Robert M. Keith	None	None
Independent Directors:
John H. Dobkin	None	Over $100,000
Michael J. Downey	None	Over $100,000
William H. Foulk, Jr.	None	Over $100,000
D. James Guzy	None	Over $100,000
Nancy P. Jacklin	None	Over $100,000
Garry L. Moody	None	Over $100,000
Marshall C. Turner, Jr.	None	Over $100,000
Earl D. Weiner	None	Over $100,000

As of December 31, 2014, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or the Fund’s distributor.

56

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Robert M. Keith, 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the Funds in the AB Funds Complex, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP (law firm) from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 52	Vice President	Senior Vice President of the Manager,** with which he has been associated since prior to 2010.

Shawn E. Keegan, 43	Vice President	Vice President of the Manager,** with which he has been associated since prior to 2010.

Alison M. Martier, 58	Vice President	Senior Vice President of the Manager,** with which she has been associated since prior to 2010.

Douglas J. Peebles, 49	Vice President	Senior Vice President of the Manager,** with which he has been associated since prior to 2010.

Greg J. Wilensky, 47	Vice President	Senior Vice President of the Manager,** with which he has been associated since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Chief Compliance Officer of the AB Funds, and Vice President of ABIS, with which he has been associated since prior to 2010.

Stephen Woetzel, 43	Controller	Vice President of ABIS,** with which he has been associated since prior to 2010.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	The Manager, ABI and ABIS are affiliates of the Fund.

57

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2014 by the Fund, the aggregate compensation paid to each of the Directors during the calendar year 2014 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Director	Aggregate Compensation from the Fund	Total Compensation from the AB Fund Complex, Including the Fund	Total Number of Investment Companies in the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex Including the Fund, as to which the Director is a Director or Trustee
John H. Dobkin	$6,550	$262,000	31	116
Michael J. Downey	$6,550	$262,000	31	116
William H. Foulk, Jr.	$7,956	$262,000	31	116
D. James Guzy	$6,550	$262,000	31	116
Nancy P. Jacklin	$6,625	$269,500	31	116
Robert M. Keith	$0	$0	31	116
Garry L. Moody	$7,425	$297,000	31	116
Marshall C. Turner	$8,988	$457,000	31	116
Earl D. Weiner	$6,925	$272,500	31	116

As of January 2, 2015, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.

58

In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund’s Articles of Incorporation or By-Laws.

MANAGEMENT OF THE FUND

Manager. AllianceBernstein, a Delaware limited partnership, with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has entered into a advisory with the Fund (the “Advisory Agreement”), on behalf of the Portfolio, pursuant to which AllianceBernstein acts as investment manager for the Portfolio.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2014, totaling approximately $473 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

As of September 30, 2014, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	62.9%
AllianceBernstein Holding L.P.	35.7%
Unaffiliated holders	1.4%
100.0%

AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries (“AXA and its subsidiaries”). AllianceBernstein Holding L.P. (“Holding”) is a Delaware limited partnership, the units of which, (“Holding Units”) are traded publicly on the Exchange under the ticker symbol “AB”. As of September 30, 2014, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of the Holding Units.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 63.5% economic interest in the Manager as of September 30, 2014.

59

Subject to the general oversight of the Board, and in conformity with the stated policies of the Portfolio, AllianceBernstein manages the investment of the Portfolio’s assets. AllianceBernstein makes investment decisions for the Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Advisory Agreement; AllianceBernstein is free to render similar services to others.

The Manager is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Portfolio shares (other than the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Portfolio by the Manager, the Fund may utilize personnel employed by the Manager or affiliates of the Manager. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Board. The Fund may employ its own personnel or contract for services to be performed by third parties.

The Portfolio pays the Manager for the services performed on behalf of the Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee payable by the Portfolio is at an annual rate of 0.50% of the Portfolio’s average daily net assets up to and including $1 billion and an annual rate of 0.45% of the Portfolio’s average daily net assets in excess of $1 billion. For the fiscal year ended September 30, 2012, the investment management fees paid by the Portfolio to AllianceBernstein were $5,657,086 (of which $1,034,635 was waived by the Manager due to the expense limitation agreement). For the fiscal year ended September 30, 2013, the investment management fees paid by the Portfolio to AllianceBernstein were $4,850,417 (of which $979,702 was waived by the Manager due to the expense limitation agreement). For the fiscal year ended September 30, 2014, the investment management fees paid by the Portfolio to AllianceBernstein were $3,535,899 (of which $892,991 was waived by the Manager due to the expense limitation agreement).

The Manager has contractually agreed from the effective date of the Portfolio’s Prospectus to the effective date of the subsequent Prospectus incorporating the Portfolio’s annual financial statements (the “Period”) to waive its fee and/or bear certain expenses so that total operational expenses excluding interest expense, do not exceed on an annual basis .45%. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Manager provides notice 60 days prior to the end of the Period.

The Advisory Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any event whatsoever, except for lack of good faith, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that if at any time the Manager shall cease to act as investment manager to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to AllianceBernstein or Sanford C. Bernstein.

60

The Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio) on not less than 60 days’ written notice to the Manager. The Advisory Agreement continues in effect with respect to the Portfolio so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on November 4-6, 2014.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Blended Style Series, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Core Opportunities Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., The AB Pooling Portfolios, The AB Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all open-end investment companies; and to AB Global High Income Fund, Inc., AB Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein California Municipal Income Fund, Inc., AB National Municipal Income Fund, and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Manager serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the Americas, New York, New York 10105, acts as distributor (the “Distributor”) of the Portfolio’s shares pursuant to Distribution Agreement.

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2014, AllianceBernstein employees had approximately $11,553,244.86 invested in shares of the Portfolio and approximately $81,687,722.04 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

61

The management of and investment decisions for the Portfolio’s portfolio are made by the US Investment Grade: Core Fixed Income Investment Team. The five investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio are: Paul J. DeNoon, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg J. Wilensky. For additional information about the portfolio management of the Portfolio, see “Management of the Portfolios” in the Fund’s Prospectus.

The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers is set forth below:

Portfolio Manager	Dollar Range of Equity Securities in the Portfolio[2]
Paul J. DeNoon	None
Shawn E. Keegan	None
Alison M. Martier	None
Douglas J. Peebles	None
Greg J. Wilensky	None

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2014.

62

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Paul J. DeNoon	5	$10,232	None	None
Shawn E. Keegan	2	$352	None	None
Alison M. Martier	37	$8,521	None	None
Douglas J. Peebles	30	$9,394	None	None
Greg J. Wilensky	37	$8,521	None	None

[1]	Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
[2]	The dollar range presented above includes any vested shares awarded under the Manager’s Partners Compensation Plan (the “Plan”).

63

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Paul J. DeNoon	29	$34,494	None	None
Shawn E. Keegan	13	$16,598	None	None
Alison M. Martier	34	$232	None	None
Douglas J. Peebles	50	$6,500	None	None
Greg J. Wilensky	39	$860	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Paul J. DeNoon	26	$7,781	1	$1,097
Shawn E. Keegan	130	$55,073	3	$3,413
Alison M. Martier	114	$10,224	None	None
Douglas J. Peebles	95	$38,889	9	$2,964
Greg J. Wilensky	119	$11,278	1	$395

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

64

Employee Personal Trading. The Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Manager. The Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. The Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited

65

investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Manager could share in investment gains.

Portfolio Manager Compensation

The Manager’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Manager’s clients, including the Portfolio. The Manager also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Manager. On an annual basis, the Manager endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolio do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

66

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Manager emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Manager.

NET ASSET VALUE

The NAV of the Portfolio is computed at the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio’s NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Board. The Board has delegated to the Manager, subject to the Board’s continuing oversight, certain of the Board’s duties with respect to the Pricing Policies. The Manager has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio’s assets on behalf of the Portfolio.

Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

(a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange (“NASDAQ”)) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price;

(b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c) an Over the Counter (“OTC”) equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange as determined by the Manager on which the security is traded);

67

(d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor current ask price is available, the Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the following day;

(e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(f) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

(g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(i) U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Manager is responsible for monitoring any instances when a market price is not applied to a short-term security and will report any instances to the Valuation Committee for review;

68

(j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Manager reasonably believes that such prices reflect the market value of the security. In certain markets the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of the mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing vendor does not exist for a security in a market which typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker dealer in such security. If the Manager receives multiple broker quotes that are deemed to be reliable, then the Manager will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker dealer in such security;

(k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

(l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

(m) whole loans: residential and commercial mortgage whose loans and whole loan pools are market priced by an approved vendor;

(n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an “onshore” rate and an “offshore” (i.e., non deliverable forward “NDF”) rate is available, the Manager will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

(o) OTC derivatives pricing: Independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced from the Manager or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Manager;

(p) short-term securities held in money market funds: the valuation of securities held in AB’s Money Market Funds is based upon their amortized cost, which does not take into account unrealized securities gains

69

or losses as measured by market valuations. The Manager also determines the net asset value of each money market fund based upon market prices provided by an independent pricing vendor on a daily basis. This allows the Manager to determine the extent of the deviation, if any, from the net asset value per share based on amortized cost;

(q) mutual funds and other pooled vehicles: the Manager receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share;

(r) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(s) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(t) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars;

(u) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

If the Manager or Valuation Committee become aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with procedures approved by, the Board.

The Portfolio values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available (including restricted securities) or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based on factors such as, but not limited to, information obtained by contacting the issuer or analysts or by analysis of the issuer’s financial statements. The Portfolio may value these securities using fair value prices based on independent pricing services. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair

70

value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Portfolio’s Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The net asset value of the Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the assets belonging to the Portfolio in conformance with the provisions of plans adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placing of orders for portfolio transactions for the Portfolio. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

71

Most transactions for the Portfolio, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Manager maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Portfolio does not have an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Manager may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Manager. Such services may be used by the Manager for all of its investment advisory accounts and, accordingly, not all such services may be used by the Manager in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Manager under the Advisory Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such information.

Neither the Portfolio nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolio, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its client accounts. Research services furnished by broker-dealers as a result of the placement of Portfolio brokerage could be useful and of value to the Manager in servicing its other clients as well as the Portfolio; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio.

Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund or one more of such other investment companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Manager, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or

72

accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

The Portfolio’s portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Manager expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

The amount of aggregate brokerage commissions paid by the Portfolio during the three most recent fiscal years, and the related commissions allocated to persons or firms because of research services provided to the Portfolio or the Manager and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Portfolio or the Manager during the most recent fiscal year are as follows:

	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Fiscal Year Ended September 30, 2012	$1,854
Fiscal Year Ended September 30, 2013	$2,140	$0	$0
Fiscal Year Ended September 30, 2014	$4,916	$0	$0

73

The Portfolio may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Manager. In such instances the placement of orders with such broker would be consistent with the Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Information about the brokerage commissions paid by the Portfolio to Bernstein LLC, which is an affiliated broker of the Fund and Bernstein Limited, which is also an affiliated broker of the Fund, is set forth in the following table:

Brokerage Commissions Paid to Affiliated Brokers
Fiscal Year Ended September 30, 2012	$0
Fiscal Year Ended September 30, 2013	$0
Fiscal Year Ended September 30, 2014	$0

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Manager’s investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio’s portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Manager has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio’s portfolio securities. The policies and procedures relating to disclosure of the Portfolio’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation or useful to the Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Portfolio does not provide or permit others to provide information about the Portfolio’s portfolio holdings on a selective basis.

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager’s website (www.bernstein.com). The Manager generally posts on the

74

website a complete schedule of the Portfolio’s portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by the Portfolio’s holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolio’s top ten holdings (including name and the percentage of the Portfolio’s assets invested in each holding), and a percentage breakdown of the Portfolio’s investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Manager may distribute or authorize the distribution of information about the Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, to the Manager’s employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolio’s portfolio holdings that is not publicly available, on the website or otherwise, to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolio’s by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolio’s portfolio holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolio’s shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Portfolio’s portfolio holdings is permitted, however, the Manager’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

The Manager has established procedures to ensure that the Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. Only the Manager’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager’s product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio’s shareholders. The Manager’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager’s Chief Compliance Officer (or his designee) may make approved

75

disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager’s policy and any applicable confidentiality agreement. The Manager’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund’s custodian in connection with its custody of the Portfolio’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio’s portfolio holdings information unless specifically authorized.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund’s assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders.

The Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under “Net Asset Value,” and this valuation is made as of the same time the redemption price is determined.

In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder’s financial intermediary.

76

Risks Associated With Excessive or Short-Term Trading Generally

While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates it own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

77

•	Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolio may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance

78

products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

•	Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which fund shares.

79

CODE OF ETHICS AND PROXY VOTING PROCEDURES

The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy policies and procedures are attached as Appendix B.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www. abglobal.com; or both; and (2) on the SEC’s website at www.sec.gov.

TAXES

The Fund intends the Portfolio to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Currently, in order to qualify as a regulated investment company, the Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which the Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which the Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated

80

investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. The Portfolio may be able to cure a failure to satisfy the 90% test or the diversification requirements by paying a tax, by disposing of certain assets or by paying a tax and disposing of assets. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolio) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ended on October 31. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax would be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax.

81

The current policy of the Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods will be offset against capital gains. Capital loss carryover from pre-2011 years are subject to 8 year expiration while carryovers generated post-2010 do not expire.

In the event that the Portfolio were to experience an ownership change as defined under the Code, the Portfolio’s loss carryforwards if any may be subject to limitation. Gains or losses on sales of securities by the Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) may be eligible for the long-term capital gains tax rates 15% for individuals, trusts and estates with incomes below approximately $400,000 ($450,000 for individuals married filing jointly, amounts adjusted annually for inflation), 20% for individuals with any income above those amounts that is long-term capital gain and 0% for individuals, trusts and estates at certain income levels provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. However, such rates generally will not apply to dividends received from the Portfolio.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend

82

was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

83

Gain or loss realized by the Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by the Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolio may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, other than certain foreign currency forward options and futures contracts (as discussed below), generally is treated as long-term capital gain or loss taxable at lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by the Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though the Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by the Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolio are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolio.

The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by the Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

84

The diversification requirements applicable to the Portfolio’s assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, the Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolio’s holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of the Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio’s capital gains or losses. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares. Ordinary losses in excess of other investment company taxable income may not be carried forward to offset investment company taxable income in future years.

Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If more than 50% of the Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If the

85

Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Portfolio will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

If the Portfolio purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain types of income received by the Portfolio from real estate investment trusts (“REITs”), REMICs, taxable mortgage pools or other investments may cause the Portfolio to report some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

86

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of the Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

87

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from the Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and TINs of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio.

88

For taxable years beginning before January 1, 2015, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that the Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to a REIT’s distribution to the Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder’s participation or the Portfolio’s participation in a wash sale transaction or the payment of a substitute dividend.

Shares of the Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable, for decedents dying after December 31, 2011.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolio. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolio upon their individual tax situations.

89

Cost Basis Reporting. Mutual funds are required to report to the IRS the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Portfolio will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolio. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares.

If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

State Street Bank and Trust Company (“State Street”), One Iron Street, Boston, Massachusetts 02210, acts as the Fund’s custodian (the “Custodian”) for the assets of the Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been selected as the Fund’s independent registered public accounting firm to audit the annual financial statements of the Portfolio. Shareholders will be sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Portfolio’s September 30, 2014 audited financial statements included in its 2014 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

90

DESCRIPTION OF SHARES

The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder’s account is less than $1,000.

Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of the Portfolio or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the affirmative vote of a majority of the votes cast. The shareholders of the Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects the Portfolio will not be deemed to have been effectively acted upon unless approved by the affirmative vote of a majority of the votes cast. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

To the knowledge of the Fund, no persons or entities owned of record or beneficially 5% or more of the Portfolio’s shares as of January 6, 2015.

91

APPENDIX A

DESCRIPTION OF RATINGS

Description of Corporate and Municipal Bond Ratings

The following descriptions of Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch Ratings, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) corporate and municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s1

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from “AA” to “CCC” may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

[1]	Reprinted from Standard & Poor’s Bond Guide

Fitch2

A Fitch bond rating represents an assessment of the issuer’s ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor’s ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor’s ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor’s ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor’s ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

[2]	As provided by Fitch Ratings, Inc.

Moody’s3

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

[3]	Reprinted from Moody’s Bond Record and Short Term Market Record

Description of Corporate and Municipal Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s4

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated “B” are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated “D” is in payment default. The “D” rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Fitch5

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

[4]	Reprinted from Standard & Poor’s Bond Guide
[5]	As provided by Fitch Ratings, Inc.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody’s6

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

[6]	Reprinted from Moody’s Bond Record and Short Term Market Record

Description of Municipal Note Ratings

The following descriptions of municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s7

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch8

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

[7]	Reprinted from Standard & Poor’s Bond Guide
[8]	As provided by Fitch Ratings, Inc.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

APPENDIX B:

STATEMENT OF POLICIES AND

PROCEDURES FOR PROXY VOTING

1. Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2. Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3. Proxy Voting Guidelines

Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1 Board and Director Proposals

1.	Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

2.	Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

3.	Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

4.	Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

5.	Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

a.	Controlled Company Exemption	Case-by-case

Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	Case-by-case

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

6.	Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

7.	Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

8.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director’s qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

9.	Majority of Independent[1] Directors (SHP)	For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

10.	Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

11.	Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

12.	Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to

[1]	For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

13.	Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14.	Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15.	Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

16.	Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

3.2 Compensation Proposals

17.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

18.	Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

19.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

20.	Advisory Vote to Ratify Directors’ Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

21.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

22.	Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

23.	Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.

We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

24.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

25.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

26.	Disclose Executive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions.

We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

27.	Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

28.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

29.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

30.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

31.	Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

32.	Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

33.	Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

34.	Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

35.	Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

36.	Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

37.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

38.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

39.	Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

40.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3 Capital Changes and Anti-Takeover Proposals

41.	Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

42.	Amend Net Operating Loss (“NOL”) Rights Plans	For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a longterm anti-takeover device.

43.	Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

44.	Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

45.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

46.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

47.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

48.	Fair Price Provisions	Case-by-case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

49.	Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). .We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

50.	Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

51.	Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

52.	Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

53.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

54.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

55.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

56.	StockSplits	For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

57.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

58.	Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4 Auditor Proposals

59.	Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

60.	Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

61.	Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

62.	Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

We generally apply these principles for non-US companies as well.

63.	Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

64.	Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5 Shareholder Access and Voting Proposals

65.	A Shareholder’s Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

66.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

67.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

68.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

69.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

70.	Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

71.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

72.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.

We have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and longterm” if they own at least three percent of the company’s shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC’s 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule’s effect on efficiency, competition and capital formation. We continue to monitor the situation.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

73.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

74.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

75.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

76.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

3.6 Environmental, Social and Disclosure Proposals

77.	Adopt a Special Corporate Policy for SEC Rule 10b5-1 and Other Trading Plans (US) (SHP)	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

78.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

79.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

80.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

81.	Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company’s stock at above-market prices.

We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated antitakeover features.

82.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

83.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

84.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

85.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

86.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

87.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

88.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

89.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

90.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

91.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

92.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

93.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

94.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

95.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities, taking into account national legislation and practicality.

96.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

97.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

98.	Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

99.	Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

100.	The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome.

101.	Tobacco	(SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a.	End Production of Tobacco Products	Against

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b.	Spin-offTobacco-related Business	Case-by-case

The motivation for these proposals is generally in line with what we have described immediately above — proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spinoff its tobacco-related operating segment/subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

4. Conflicts of Interest

4.1 Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2 Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3 Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4 Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•	Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•	Publicly-traded companies that distribute AllianceBernstein mutual funds;

•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded affiliated companies;

•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

•	Any other conflict of which a Proxy Committee member becomes aware[4].

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.

4.5 Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

•	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6 Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7 Confidential Voting

It is AllianceBernstein’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”), and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8 A Note Regarding AllianceBernstein’s Structure

AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5. Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6. Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1 Proxy Voting Policy

The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

6.2 Proxy Statements Received Regarding Client Securities

For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3 Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

6.4 Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5 Documents Prepared by AllianceBernstein that are Material to Voting Decisions

The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7. Proxy Voting Procedures

7.1 Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ holdings globally.

[5]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2 Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary.

During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3 Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT

PROXY COMMITTEE MEMBERS

The members of the Proxy Committee establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

Saskia Kort: AVP-Equities

David Lesser: VP-Legal

James MacGregor: SVP-Equities

Mark Manley: SVP-Legal

Ryan Oden: Equities

Anthony Rizzi: VP-Operations

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals

	Changes in Board Structure and Amending the Articles of Incorporation	✓

	Classified Boards		✓

	Director Liability and Indemnification			✓

✓	Disclose CEO Succession Plan	✓

	Election of Directors	✓

	Controlled Company Exemption			✓

	Voting for Director Nominees in a Contested Election			✓

✓	Establish Additional Board Committees			✓

✓	Independent Lead Director	✓

✓	Limit Term of Directorship; Establish Mandatory Retirement Age			✓

✓	Majority of Independent Directors	✓

✓	Majority of Independent Directors on Key Committees	✓

✓	Majority Votes for Directors	✓

✓	Prohibit CEOs from Serving on Compensation Committees		✓

✓	Removal of Directors Without Cause	✓

✓	Require Independent Board Chairman			✓

✓	Require Two Candidates for Each Board Seat		✓

✓	Stock Ownership Requirement		✓

Compensation Proposals

✓	Accelerated Vesting of Equity Compensation Awards-Change of Control			✓

✓	Adopt Form of Employment Contract			✓

✓	Adopt Policies to Prohibit any Death Benefits to Senior Executives		✓

Shareholder Proposal		For	Against	Case-by- Case

✓	Advisory Vote to Ratify Directors’ Compensation			✓

✓	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		✓

	Approve Remuneration for Directors and Auditors			✓

	Approve Remuneration Reports			✓

	Approve Retirement Bonuses for Directors (Japan and South Korea)			✓

	Approve Special Payments to Continuing Directors and Auditors (Japan)			✓

✓	Disclose Executive and Director Pay			✓

✓	Exclude Pension Income from Performance-based Compensation	✓

	Executive and Employee Compensation Plans			✓

✓	Limit Dividend Payments to Executives		✓

✓	Limit Executive Pay			✓

✓	Mandatory Holding Periods		✓

✓	Pay Directors Only in Stock		✓

✓	Performance-based Stock Option Plans			✓

✓	Prohibit Relocation Benefits to Senior Executives		✓

✓	Recovery of Performance-based Compensation	✓

✓	Single Trigger Change-in-Control Agreements			✓

✓	Submit Golden Parachutes/Severance Plans to a Shareholder Vote			✓

✓	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			✓

✓	Submit Option Re-pricing to a Shareholder Vote	✓

✓	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	✓

Capital Changes and Anti-Take Over Proposals

✓	Amend Exclusive Forum Bylaw		✓

	Amend Net Operating Loss (“NOL”) Rights Plans	✓

	Authorize Share Repurchase	✓

	Blank Check Preferred Stock		✓

Shareholder Proposal		For	Against	Case-by- Case

	Corporate Restructurings, Merger Proposals and Spin-offs			✓

	Elimination of Preemptive Rights			✓

✓	Expensing Stock Options	✓

	Fair Price Provisions			✓

	Increase Authorized Common Stock			✓

	Issuance of Equity without Preemptive Rights	✓

	Issuance of Stock with Unequal Voting Rights			✓

	Net Long Position Requirement	✓

✓	Opt Out of State Anti-takeover Law (US)			✓

	Reincorporation			✓

✓	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			✓

	Stock Splits	✓

✓	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	✓

	Transferrable Stock Options			✓

Auditor Proposals

	Appointment of Auditors	✓

	Approval of Financial Statements	✓

	Approval of Internal Statutory Auditors	✓

✓	Limit Compensation Consultant Services		✓

	Limitation of Liability of External Statutory Auditors (Japan)			✓

✓	Separating Auditors and Consultants			✓

Shareholder Access & Voting Proposals

✓	A Shareholder’s Right to Call Special Meetings			✓

✓	Adopt Cumulative Voting			✓

✓	Adopt Cumulative Voting in Dual Shareholder Class Structures	✓

✓	Early Disclosure of Voting Results		✓

Shareholder Proposal		For	Against	Case-by- Case

✓	Implement Confidential Voting	✓

	Limiting a Shareholder’s Right to Call Special Meetings		✓

✓	Permit a Shareholder’s Right to Act by Written Consent	✓

✓	Proxy Access for Annual Meetings	✓

	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	✓

✓	Rotation of Locale for Annual Meeting		✓

✓	Shareholder Proponent Engagement Process	✓

	Supermajority Vote Requirements		✓

Environmental & Social, Disclosure Proposals

✓	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		✓

✓	Adopt Guidelines for Country Selection			✓

✓	Amend EEO Statement to Include a Reference to Sexual Orientation	✓

✓	Animal Testing			✓

✓	Anti-Greenmail Proposal	✓

✓	Charitable Contributions			✓

✓	Genetically Altered or Engineered Food			✓

✓	Global Labor Standards	✓

✓	Global Warming; Reduction of Greenhouse Gas Emissions			✓

✓	Implement the MacBride Principles (Northern Ireland)			✓

✓	Include Sustainability as a Performance Measure			✓

✓	Military Issues			✓

✓	Nuclear Waste Disposal			✓

	Other Business		✓

✓	Pharmaceutical Pricing			✓

✓	Plant Closings			✓

✓	Reimbursement of Shareholder Proposal Expenses		✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Report on Collateral in Derivatives Trading		✓

✓	Report on Pay Disparity			✓

✓	Report on Water Pollution Prevention Measures	✓

✓	Report on Workplace Diversity and/or Employment Policies	✓

✓	Reporting Political Contributions; Lobbying Expenses	✓

✓	Submit Political Spending Program to Shareholder Advisory Vote		✓

✓	Sustainability Report	✓

✓	The CERES Principles			✓

Tobacco

✓	End Production of Tobacco Products		✓

✓	Spin-off Tobacco-related Business			✓

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?

☐ Yes        ☐ No        If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?

☐ Yes        ☐ No        If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?

☐ Yes        ☐ No        If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Philip Kirstein Date:	Print Name: ( ) Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Travis Allen: SVP-Private Client, Washington, DC

Erin Bigley: SVP-Fixed Income, New York

Valerie Brown: SVP-Equities, New York

Nicholas Davidson: SVP-Value, London

Paul DeNoon: SVP-Fixed Income, New York

Linda Giuliano: SVP-Equities, New York

Saskia Kort: AVP-Equities, London

Christopher Kotowicz: SVP-Growth, Chicago

David Lesser: VP-Legal, New York

Mark Manley: SVP-Legal, New York

Takuji Oya: SVP-Growth, Japan

Guy Prochilo: SVP-Institutional Investments, New York

Nitish Sharma: SVP- Institutional Investments, Australia

Liz Smith: SVP-Institutional Investments, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

James Wallin: SVP-Fixed Income, New York